           As filed with the Securities and Exchange Commission on 18 April 1997

                                                       Registration No. 33-58796
                                                                  811-7534

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 8
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                         Sutherland, Asbill & Brennan
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b) on April 31, 1997
x         pursuant to paragraph (b) 60 days after filing pursuant to paragraph
          (a)(i) on (      ) pursuant to paragraph (a)(1) of Rule 485 this post-
          effective amendment disignates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the notice required by such rule for the Registrant's most recent year on February 28, 1997.

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2                   Caption in Prospectus

     1.                       Cover Page
     2.                       Cover Page
     3.                       Not Applicable
     4.                       Distribution of the Policies
     5.                       The Company and the Separate Account
     6.                       The Separate Account
     7.                       Not Required
     8.                       Not Required
     9.                       Legal Proceedings
    10.                       Summary; Scudder Variable Life Investment
                                Fund/Dean Witter Variable Investment Series/
                                Putnam Variable Trust/MFS Variable Insurance
                                Trust/Multiple Manager; Charges and Deductions; Policy Benefits; Policy Rights; Voting Rights; General Matters Relating to the Policy
    11.                       Summary; Scudder Variable Life Investment Fund/
                                Dean Witter Variable Investment Series/Putnam Variable Trust/MFS Variable Insurance Trust/ Multiple Manager
    12.                       Summary; Scudder Variable Life Investment Fund/
                                Dean Witter Variable Investment Series/Putnam Variable Trust/MFS Variable Insurance Trust/ Multiple Manager
    13.                       Summary; Charges and Deductions; Scudder Variable
                                Life Investment Fund/Dean Witter Variable
                                Investment Series/Putnam Variable Trust/MFS
                                Variable Insurance Trust/Multiple Manager
    14.                       Summary; Payment and Allocation of Premiums

     Item No. of
     Form N-8B-2              Caption in Prospectus

     15.                      Payment and Allocation of
                               Premiums
     16.                      Payment and Allocation of
                               Premiums; Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment
                               Series/Putnam Variable
                               Trust/MFS Variable Insurance
                               Trust/Multiple Manager
     17.                      Summary; Charges and Deductions;
                               Policy Rights; Scudder Variable
                               Life Investment Fund/Dean
                               Witter Variable Investment
                               Series/Putnam Variable
                               Trust/MFS Variable Insurance
                               Trust/Multiple Manager
     18.                      Scudder Variable Life Investment
                               Fund/Dean Witter Variable
                               Investment Series/Putnam
                               Variable Trust/MFS
                               Variable Insurance
                               Trust/Multiple Manager;
                               Payment and Allocation of
                               Premiums
     19.                      General Matters Relating to the
                               Policy; Voting Rights
     20.                      Not Applicable
     21.                      Policy Rights; General Matters
                               Relating to the Policy
     22.                      Not Applicable
     23.                      Safekeeping of the Separate Account
     24.                      General  Matters Relating to the
                               Policy
     25.                      The Company and the Separate
                               Account
     26.                      Not Applicable
     27.                      The Company and the Separate
                               Account
     28.                      Management of the Company
     29.                      The Company and the Separate
                               Account
     30.                      Not Applicable
                               Account's Assets

     Item No. of
     Form N-8B-2              Caption in Prospectus

     31.                      Not Applicable
     32.                      Not Applicable
     33.                      Not Applicable
     34.                      Not Applicable
     35.                      The Company and the Separate
                               Account
     36.                      Not Required
     37.                      Not Applicable
     38.                      Summary; Distribution of the
                               Policies
     39.                      Summary; Distribution of the
                               Policies
     40.                      Not Applicable
     41.                      The Company and the Separate
                               Account; Distribution of the
                               Policies
     42.                      Not Applicable
     43.                      Not Applicable
     44.                      Payment and Allocation of
                               Premiums
     45.                      Not Applicable
     46.                      Policy Rights
     47.                      Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment Series/
                               Putnam Variable Trust/
                               MFS Variable Insurance
                               Trust/Multiple Manager
     48.                      Not Applicable
     49.                      Not Applicable
     50.                      The Separate Account
     51.                      Cover Page; Summary; Charges and
                               Deductions; Policy Rights;
                               Policy Benefits; Payment and
                               Allocation of Premiums
     52.                      Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment Series/
                               Putnam Variable Trust/
                               MFS Variable Insurance
                               Trust/Multiple Manager
     53.                      Federal Tax Matters
     54.                      Not Applicable
     55.                      Not Applicable
     56.                      Not Required
     57.                      Not Required
     58.                      Not Required
     59.                      Not Required

Post-Effective Amendment No. 8 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes five variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the five prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the five Policies.



multi-pr

                                               SCUDDER
                                               [SCUDDER LOGO]
                                               VARIABLE LIFE
                                               INVESTMENT FUND

                                [PARAGON LOGO]

              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997

                                                                           50407
                                                                           Com

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund, an investment company currently consisting of six separate investment portfolios, or "Funds": Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio and International Portfolio. The accompanying prospectus for Scudder Variable Life Investment Fund describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Scudder Variable Life Investment Fund.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The date of this prospectus is May 1, 1997.
                                                                             Com

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Scudder Variable Life Investment Fund....................................  11
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  27
Charges and Deductions.....................................................  27
  Sales Charges............................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  27
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  30
Distribution of the Policies...............................................  33
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  35
Safekeeping of the Separate Account's Assets...............................  38
Voting Rights..............................................................  39
State Regulation of the Company............................................  39
Management of the Company..................................................  40
Legal Matters..............................................................  41
Legal Proceedings..........................................................  41
Experts....................................................................  41
Additional Information.....................................................  41
Financial Statements.......................................................  41
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the Class A shares of a Fund of Scudder Variable Life Investment Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of the Scudder Variable Life Investment Fund, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in Class A shares of a corresponding Fund of Scudder Variable Life Investment Fund. The six Funds currently available with the Policy are the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio and International Portfolio. Each Fund has a different investment objective. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs or Corporate Programs, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by Scudder Variable Life Investment Fund because the Separate Account purchases the Class A shares of Scudder Variable Life Investment Fund. ("The Company and the Separate Account--Scudder Variable Life Investment Fund.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Money Market Portfolio .46%; Bond Portfolio .61%; Capital Growth Portfolio .53%; Balanced Portfolio .60%; Growth and Income Portfolio .66%; and International Portfolio 1.05%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges-- Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges-- Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan my cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.
M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division for the Policy invests exclusively in Class A shares of a single Fund of Scudder Variable Life Investment Fund. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Scudder Variable Fund currently has six separate investment portfolios or "Funds" used by the Policies: Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, and International Portfolio. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

BOND PORTFOLIO

  The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Fund invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. The Fund may also invest in preferred stocks consistent with it's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into future contracts on debt securities and related options for hedging purposes.

CAPITAL GROWTH PORTFOLIO

  The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Fund may also invest up to 25% of its assets in short-term debt instruments.

BALANCED PORTFOLIO

  The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Fund also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

GROWTH AND INCOME PORTFOLIO

  The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

INTERNATIONAL PORTFOLIO

  The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Scudder Variable Fund, which must accompany or precede this Prospectus and which should be read carefully.

  Scudder, Stevens & Clark, Inc. ("Scudder") provides investment advisory services to the Scudder Variable Fund in accordance with the terms set forth in the current prospectus for the Scudder Variable Fund. See the Scudder Variable Fund prospectus for details regarding these fees.

  The Scudder Variable Fund is registered with the SEC as an open-end diversified management company. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Scudder Variable Fund by the Commission.

  Resolving Material Conflicts. All of the Funds of the Scudder Variable Fund are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Scudder Variable Fund prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of the Scudder Variable Fund and to substitute shares of another Fund of the Scudder Variable Fund or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the Scudder Variable Fund, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Scudder Variable Fund will always be available. Scudder Variable Fund sells its shares to the Separate Account in accordance with the terms of a participation agreement between Scudder Variable Fund and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Scudder Variable Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Scudder Variable Fund. In the event that the Scudder Variable Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums") the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions," page 27.)

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits" and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date: minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions," page 26.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page 16), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, the Company deducts a charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of Scudder Variable Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Class A Shares of Scudder Variable Fund. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Scudder Variable Fund and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received $22,568 in commissions on the Policies during the year ended December 31, 1994; $9,130 for the year ended December 31, 1995; and $10,862 for the year ended December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Scudder Variable Fund or its investments, the Scudder Variable Fund has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Scudder Variable Fund, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Scudder Variable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the Class A shares of the Scudder Variable Fund held in the Separate Account at regular and special shareholder meetings of the Scudder Variable Fund in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Scudder Variable Fund in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Scudder Variable Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Scudder Variable Fund.

  Because the Funds of the Scudder Variable Fund serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the Scudder Variable Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

     NAME                                PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*
EXECUTIVE OFFICERS**

  Carl H. Anderson@        President and Chief Executive Officer since June,
                           1986, and Vice President, New Ventures, since June
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).

  Matthew K. Duffy         Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.

  E. Thomas Hughes, Jr.@   Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
   Insurance Company       Vice President--Group Pensions, GenAm January,
  700 Market Street        1990-October, 1994.
  St. Louis, MO 63101

  Matthew P. McCauley@
  General American Life    Vice President and General Counsel since 1984. Sec-
   Insurance Company       retary since August, 1981. Vice President and Asso-
  700 Market Street        ciate General Counsel, GenAm, since December 30,
  St. Louis, MO 63101      1995.

  Craig K. Nordyke@
                           Executive Vice President and Chief Actuary since November, 1996. Vice President and Chief Actuary August, 1990--November, 1996; Second Vice President and Chief Actuary, May, 1987-August, 1990.

  George E. Phillips       Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice Presi-dent, Fortis, Inc. July, 1991-August, 1994. Vice
                           President, Mutual Benefit prior to July, 1991.

DIRECTORS***

  Richard A. Liddy
                           Chairman, President, and Chief Executive Officer, GenAm, since May, 1992. President and Chief Operat-ing Officer, GenAm, May, 1988-May, 1992.

     NAME
                                       PRINCIPAL OCCUPATION(S)

  Leonard M. Rubenstein
                                       DURING PAST FIVE YEARS*

                           Chairman and Chief Executive Officer--Conning Cor-poration and Conning Asset Management Company since January, 1997. Executive Vice President--Invest-ments, GenAm, February, 1991-January, 1997.

  Warren J. Winer          Executive Vice President--Group, GenAm, since Sep-
                           tember, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W F
                           Corroon, September, 1990-July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product Man-agement, GenAm, May, 1989-November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                           since May, 1993, Formerly, Executive Vice Presi-
                           dent--Reinsurance, GenAm, since January, 1990.
--------
*All positions listed are with the Company unless otherwise indicated.
**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account Divisions included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors

Paragon Life Insurance Company and

 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1996, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP
April 4, 1997

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1996

                          MONEY                 CAPITAL                       GROWTH &
                          MARKET  INTERNATIONAL  GROWTH   BALANCED    BOND     INCOME
                         DIVISION   DIVISION    DIVISION  DIVISION  DIVISION  DIVISION
                         -------- ------------- --------  --------  --------  --------
NET ASSETS:
  Investments in Scudder
   Investments, at Mar-
   ket Value (See Sched-
   ule of Investments).. $25,867     401,721    776,759   369,471   104,172    81,194
  Receivable (payable)
   from/to Paragon Life
   Insurance Company....     --          (10)       (19)       (9)       (3)       (2)
                         -------     -------    -------   -------   -------    ------
    Total Net Assets....  25,867     401,711    776,740   369,462   104,169    81,192
                         =======     =======    =======   =======   =======    ======
  Group Variable Univer-
   sal Life Cash Value
   Invested in Separate
   Account..............  25,867     401,711    776,740   369,462   104,169    81,192
                         -------     -------    -------   -------   -------    ------
                         $25,867     401,711    776,740   369,462   104,169    81,192
                         =======     =======    =======   =======   =======    ======
TOTAL UNITS HELD........  23,416      30,173     42,065    29,204    13,037     8,210
NET ASSET VALUE PER
 UNIT................... $  1.10       13.31      18.47     12.65      7.99      9.89
COST OF INVESTMENTS.....  24,279     334,483    598,764   305,374    92,814    71,617
                         =======     =======    =======   =======   =======    ======




                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS

 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995, AND FOR THE PERIOD FROM MARCH
                    3, 1994 (INCEPTION) TO DECEMBER 31, 1994

                                                     INTERNATIONAL          CAPITAL GROWTH
                          MONEY MARKET DIVISION        DIVISION                DIVISION           BALANCED DIVISION
                          ---------------------  ----------------------  ----------------------  ---------------------
                           1996    1995   1994    1996   1995    1994     1996    1995    1994    1996   1995    1994
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
Net Realized Gain (Loss)
from Sales of Invest-
ments:
 Proceeds from Sales....  $ 6,474  7,711 54,912  64,427 64,140  126,258  113,945 74,163  68,339  60,612 41,367  38,170
 Cost of Investments
 Sold...................    6,195  7,546 54,716  56,562 61,059  128,911   92,669 68,867  70,498  51,183 38,636  38,457
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
   Net Realized
   Gain(Loss) from Sales
   of Investments.......      279    165    196   7,865  3,081   (2,653)  21,276  5,296  (2,159)  9,429  2,731    (287)
Net Unrealized
Gain(Loss) on Invest-
ments:
 Unrealized Gain(Loss)
 Beginning of Year......      711     79    --   26,132   (364)     --    81,498 (4,175)    --   38,554   (122)    --
 Unrealized Gain(Loss)
 End of Year............    1,588    711     79  67,237 26,132     (364) 177,995 81,498  (4,175) 64,098 38,554    (122)
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
 Net Unrealized
 Gain(Loss) on Invest-
 ments..................      877    632     79  41,105 26,496     (364)  96,497 85,673  (4,175) 25,544 38,676    (122)
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
   Net Gain(Loss) on In-
   vestments............    1,156    797    275  48,970 29,577   (3,017) 117,773 90,969  (6,334) 34,973 41,407    (409)
Expenses:
 Mortality and Expense
 Charge.................      211    142     56   3,190  2,056      722    5,890  3,431     867   2,869  1,617     384
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
Increase(Decrease) in
Assets Resulting from
Operations..............  $   945    655    219  45,780 27,521   (3,739) 111,883 87,538  (7,201) 32,104 39,790    (793)
                          ======= ====== ======  ====== ======  =======  ======= ======  ======  ====== ======  ======
                                                    GROWTH & INCOME
                              BOND DIVISION            DIVISION
                          ---------------------  ----------------------
                           1996    1995   1994    1996   1995    1994
                          ------- ------ ------  ------ ------  -------
Net Realized Gain from
Sales of Investments:
 Proceeds from Sales....  $14,092 11,832 90,086  50,395  1,961   55,424
 Cost of Investments
 Sold...................   12,863 11,059 90,992  45,641  1,739   55,407
                          ------- ------ ------  ------ ------  -------
   Net Realized
   Gain(Loss) from Sales
   of Investments.......    1,229    773   (906)  4,754    222       17
Net Unrealized
Gain(Loss) on Invest-
ments:
   Unrealized Gain(Loss)
   Beginning of Year....    9,327    493    --    1,480      7      --
   Unrealized Gain(Loss)
   End of Year..........   11,358  9,327    493   9,576  1,480        7
                          ------- ------ ------  ------ ------  -------
   Net Unrealized
   Gain(Loss) on Invest-
   ments................    2,031  8,834    493   8,096  1,473        7
                          ------- ------ ------  ------ ------  -------
     Net Gain(Loss) on
     Investments........    3,260  9,607   (413) 12,850  1,695       24
Expenses:
 Mortality and Expense
 Charge.................      840    519    183     562     55        1
                          ------- ------ ------  ------ ------  -------
Increase(Decrease) in
Assets Resulting from
Operations..............  $ 2,420  9,088   (596) 12,288  1,640       23
                          ======= ====== ======  ====== ======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND FOR THE PERIOD FROM MARCH 3,
                     1994 (INCEPTION) TO DECEMBER 31, 1994

                           MONEY MARKET DIVISION     INTERNATIONAL DIVISION     CAPITAL GROWTH DIVISION
                          -------------------------  -------------------------  -------------------------
                            1996     1995     1994    1996     1995     1994     1996     1995     1994
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Operations:
 Net Realized Gain
 (Loss) from sales of
 investments............  $    279      165     196    7,865    3,081   (2,653)  21,276    5,296   (2,159)
 Net Unrealized Gain
 (Loss) on Investments..       877      632      79   41,105   26,496     (364)  96,497   85,673   (4,175)
 Mortality and Expense
 Charge.................      (211)    (142)    (56)  (3,190)  (2,056)    (722)  (5,890)  (3,431)    (867)
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........       945      655     219   45,780   27,521   (3,739) 111,883   87,538   (7,201)
 Net Deposits into Sepa-
 rate Account...........     7,609    6,407  10,032   90,073  102,560  139,516  186,952  222,400  175,168
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets..................     8,554    7,062  10,251  135,853  130,081  135,777  298,835  309,938  167,967
Net Assets, Beginning of
Year....................    17,313   10,251     --   265,858  135,777      --   477,905  167,967      --
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.  $ 25,867   17,313  10,251  401,711  265,858  135,777  776,740  477,905  167,967
                          ========  =======  ======  =======  =======  =======  =======  =======  =======
                                                                                    GROWTH & INCOME
                             BALANCED DIVISION            BOND DIVISION                DIVISION
                          -------------------------  -------------------------  -------------------------
                            1996     1995     1994    1996     1995     1994     1996     1995     1994
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Operations:
 Net Realized Gain
 (Loss) from sales of
 investments............  $  9,429    2,731    (287)   1,229      773     (906)   4,754      222       17
 Net Unrealized Gain
 (Loss) on Investments..    25,544   38,676    (122)   2,031    8,834      493    8,096    1,473        7
 Mortality and Expense
 Charge.................    (2,869)  (1,617)   (384)    (840)    (519)    (183)    (562)     (55)      (1)
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    32,104   39,790    (793)   2,420    9,088     (596)  12,288    1,640       23
 Net Deposits into Sepa-
 rate Account...........    93,679  108,054  96,628   31,680   27,205   34,372   56,373    6,848    4,020
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets..................   125,783  147,844  95,835   34,100   36,293   33,776   68,661    8,488    4,043
Net Assets, Beginning of
Year....................   243,679   95,835     --    70,069   33,776      --    12,531    4,043      --
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.  $369,462  243,679  95,835  104,169   70,069   33,776   81,192   12,531    4,043
                          ========  =======  ======  =======  =======  =======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, six of which invests exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market Portfolio, International Portfolio, Capital Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Growth and Income Portfolio (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for

                           PARAGON SEPARATE ACCOUNT B
providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF SCUDDER VARIABLE LIFE INVESTMENT FUND SHARES

  During the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 (inception) to December 31, 1994 purchases and proceeds from the sales of the Scudder Variable Life Investment Fund were as follows:

                          MONEY MARKET DIVISION   INTERNATIONAL DIVISION  CAPITAL GROWTH DIVISION
                         ------------------------ ----------------------- -----------------------
                           1996    1995    1994    1996    1995    1994    1996    1995    1994
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $ 13,868  13,976  64,538 151,355 164,644 258,600 294,894 293,131 237,403
Sales................... $  6,474   7,711  54,912  64,427  64,140 126,258 113,945  74,163  68,339
                         ======== ======= ======= ======= ======= ======= ======= ======= =======
                                                                              GROWTH & INCOME
                            BALANCED DIVISION          BOND DIVISION             DIVISION
                         ------------------------ ----------------------- -----------------------
                           1996    1995    1994    1996    1995    1994    1996    1995    1994
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $151,544 147,804 128,210  44,942  38,518 123,033 106,656   8,754  59,419
Sales................... $ 60,612  41,367  38,170  14,092  11,832  90,086  50,395   1,961  55,424
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 to December 31, 1994:

                             MONEY MARKET        INTERNATIONAL        CAPITAL GROWTH
                               DIVISION             DIVISION             DIVISION
                         -------------------- -------------------- --------------------
                          1996   1995   1994   1996   1995   1994   1996   1995   1994
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 12,898 13,545 17,149 12,404 15,567 17,820 17,686 22,304 25,409
 Withdrawals............  5,806  7,295  7,075  4,940  5,639  5,039  6,420  5,299 11,615
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  7,092  6,250 10,074  7,464  9,928 12,781 11,266 17,005 13,794
Outstanding Units,
 Beginning of Year...... 16,324 10,074    --  22,709 12,781    --  30,799 13,794    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 23,416 16,324 10,074 30,173 22,709 12,781 42,065 30,799 13,794
                         ====== ====== ====== ====== ====== ====== ====== ====== ======
                                                                     GROWTH & INCOME
                          BALANCED DIVISION      BOND DIVISION           DIVISION
                         -------------------- -------------------- --------------------
                          1996   1995   1994   1996   1995   1994   1996   1995  1,994
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 12,690 14,882 18,942  5,817  5,517  7,079 11,954  1,138    646
 Withdrawals............  4,836  4,035  8,439  1,717  1,592  2,067  5,278    250    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  7,854 10,847 10,503  4,100  3,925  5,012  6,676    888    646
Outstanding Units,
 Beginning of Year...... 21,350 10,503    --   8,937  5,012    --   1,534    646    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 29,204 21,350 10,503 13,037  8,937  5,012  8,210  1,534    646
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                           PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 (inception) to December 31, 1994:

                           MONEY MARKET DIVISION      INTERNATIONAL DIVISION     CAPITAL GROWTH DIVISION
                          --------------------------  -------------------------  -------------------------
                            1996     1995     1994     1996     1995     1994     1996     1995     1994
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits....  $ 17,177   15,728   14,282  183,290  187,321  187,545  333,168  304,665  239,058
Surrenders and
 Withdrawals............    (1,433)  (1,878)     --   (20,546)  (6,334)  (3,620) (19,152)  (5,721)    (260)
Transfers Between Funds
 and General Account....    (1,387)  (1,374)     265  (10,737) (22,137)     348   (9,053)  16,250     (516)
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    14,357   12,476   14,547  152,007  158,850  184,273  304,963  315,194  238,282
Deductions:
 Premium Expense
  Charges...............       501      468      438    5,346    5,576    5,621    9,718    9,068    7,249
 Monthly Expense
  Charges...............       305      419      547    4,714    4,596    5,247    8,860    7,658    7,490
 Cost of Insurance and
  Optional Benefits.....     5,942    5,182    3,530   51,874   46,118   33,889   99,433   76,068   48,375
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Deductions......     6,748    6,069    4,515   61,934   56,290   44,757  118,011   92,794   63,114
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders..........  $  7,609    6,407   10,032   90,073  102,560  139,516  186,952  222,400  175,168
                          ========  =======  =======  =======  =======  =======  =======  =======  =======
                                                                                     GROWTH & INCOME
                             BALANCED DIVISION             BOND DIVISION                DIVISION
                          --------------------------  -------------------------  -------------------------
                            1996     1995     1994     1996     1995     1994     1996     1995     1994
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits....  $183,446  164,138  137,307   54,516   43,869   47,026   83,186    8,921    3,226
Surrenders and
 Withdrawals............   (19,050) (10,199)    (246)  (3,481)  (2,002)    (106) (37,530)     --       --
Transfers Between Funds
 and General Account....    (9,771)   5,283     (215)  (1,088)     --      (774)  32,036    1,978      892
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............   154,625  159,222  136,846   49,947   41,867   46,146   77,692   10,899    4,118
Deductions:
 Premium Expense
  Charges...............     5,351    4,886    4,051    1,590    1,306    1,389    2,426      266       98
 Monthly Expense
  Charges...............     4,330    4,158    4,849    1,230    1,214    1,392      662      141      --
 Cost of Insurance and
  Optional Benefits.....    51,265   42,124   31,318   15,447   12,142    8,993   18,231    3,644      --
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Deductions......    60,946   51,168   40,218   18,267   14,662   11,774   21,319    4,051       98
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders..........  $ 93,679  108,054   96,628   31,680   27,205   34,372   56,373    6,848    4,020
                          ========  =======  =======  =======  =======  =======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                     NUMBER    MARKET
                                                    OF SHARES  VALUE     COST
                                                    --------- -------- --------
SCUDDER VARIABLE LIFE INVESTMENT FUND:
  Money Market Division............................  25,867   $ 25,867 $ 24,279
  International Division...........................  30,319    401,721  334,483
  Capital Growth Division..........................  47,076    776,759  598,764
  Balanced Division................................  31,824    369,471  305,374
  Bond Division....................................  15,479    104,172   92,814
  Growth & Income Division.........................   8,665     81,194   71,617




                 See Accompanying Independent Auditor's Report.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .522%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .130% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.552%, 4.448%, and 10.448%, respectively. An expense reimbursement arrangement exists between the Company and Scudder Variable Fund, as part of the Scudder Variable Fund's participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. Scudder did not reimburse expenses in 1996 for any Portfolio.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.552%)
                             --------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      -------------------------------
            PREM              CASH              DEATH              CASH              DEATH
 YR        @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       -------           -------           --------           -------           --------
  1        $ 6,161           $ 3,049           $500,000           $ 4,880           $500,000
  2         12,630             5,897            500,000             9,600            500,000
  3         19,423             8,500            500,000            14,198            500,000
  4         26,555            10,852            500,000            18,607            500,000
  5         34,045            12,928            500,000            22,839            500,000
  6         41,908            14,710            500,000            26,897            500,000
  7         50,165            16,167            500,000            30,787            500,000
  8         58,834            17,257            500,000            34,450            500,000
  9         67,937            17,944            500,000            37,954            500,000
 10         77,496            18,198            500,000            41,241            500,000
 11         87,532            18,009            500,000            44,257            500,000
 12         98,070            17,345            500,000            47,068            500,000
 13        109,134            16,199            500,000            49,624            500,000
 14        120,752            14,542            500,000            51,872            500,000
 15        132,951            12,317            500,000            53,817            500,000
 16        145,760             9,462            500,000            55,464            500,000
 17        159,209             5,861            500,000            56,761            500,000
 18        173,331             1,378            500,000            57,654            500,000
 19        188,159                 0                  0            58,152            500,000
 20        203,728                 0                  0            58,201            500,000
 25        294,060                 0                  0            48,793            500,000
 30        409,348                 0                  0            10,209            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.448%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,148           $500,000           $  5,039           $500,000
  2          12,630             6,279            500,000             10,216            500,000
  3          19,423             9,345            500,000             15,574            500,000
  4          26,555            12,334            500,000             21,052            500,000
  5          34,045            15,213            500,000             26,665            500,000
  6          41,908            17,959            500,000             32,421            500,000
  7          50,165            20,530            500,000             38,330            500,000
  8          58,834            22,874            500,000             44,342            500,000
  9          67,937            24,942            500,000             50,526            500,000
 10          77,496            26,687            500,000             56,834            500,000
 11          87,532            28,083            500,000             63,218            500,000
 12          98,070            29,077            500,000             69,747            500,000
 13         109,134            29,643            500,000             76,381            500,000
 14         120,752            29,727            500,000             83,075            500,000
 15         132,951            29,249            500,000             89,840            500,000
 16         145,760            28,115            500,000             96,691            500,000
 17         159,209            26,175            500,000            103,585            500,000
 18         173,331            23,250            500,000            110,483            500,000
 19         188,159            19,139            500,000            117,404            500,000
 20         203,728            13,629            500,000            124,308            500,000
 25         294,060                 0                  0            156,594            500,000
 30         409,348                 0                  0            176,204            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.448%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,246           $500,000           $  5,196           $500,000
  2          12,630             6,670            500,000             10,846            500,000
  3          19,423            10,244            500,000             17,037            500,000
  4          26,555            13,976            500,000             23,756            500,000
  5          34,045            17,855            500,000             31,068            500,000
  6          41,908            21,880            500,000             39,042            500,000
  7          50,165            26,035            500,000             47,753            500,000
  8          58,834            30,292            500,000             57,222            500,000
  9          67,937            34,629            500,000             67,600            500,000
 10          77,496            39,027            500,000             78,933            500,000
 11          87,532            43,491            500,000             91,276            500,000
 12          98,070            48,002            500,000            104,808            500,000
 13         109,134            52,570            500,000            119,623            500,000
 14         120,752            57,183            500,000            135,826            500,000
 15         132,951            61,806            500,000            153,594            500,000
 16         145,760            66,397            500,000            173,125            500,000
 17         159,209            70,867            500,000            194,600            500,000
 18         173,331            75,099            500,000            218,235            500,000
 19         188,159            78,967            500,000            244,324            500,000
 20         203,728            82,339            500,000            273,167            500,000
 25         294,060            87,224            500,000            473,126            548,826
 30         409,348            42,157            500,000            804,070            860,355

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.552%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  8,810           $508,810           $ 10,646           $510,646
  2          25,261             17,312            517,312             21,034            521,034
  3          38,846             25,463            525,463             31,200            531,200
  4          53,111             33,256            533,256             41,079            541,079
  5          68,090             40,668            540,668             50,680            550,680
  6          83,817             47,682            547,682             60,008            560,008
  7         100,330             54,266            554,266             69,067            569,067
  8         117,669             60,382            560,382             77,796            577,796
  9         135,875             65,994            565,994             86,265            586,265
 10         154,992             71,075            571,075             94,413            594,413
 11         175,064             75,622            575,622            102,180            602,180
 12         196,140             79,606            579,606            109,638            609,638
 13         218,269             83,032            583,032            116,731            616,731
 14         241,505             85,878            585,878            123,401            623,401
 15         265,903             88,099            588,099            129,653            629,653
 16         291,521             89,646            589,646            135,496            635,496
 17         318,419             90,424            590,424            140,868            640,868
 18         346,663             90,319            590,319            145,714            645,714
 19         376,319             89,221            589,221            150,047            650,047
 20         407,457             87,033            587,033            153,809            653,809
 25         588,120             58,027            558,027            161,143            661,143
 30         818,697                  0                  0            137,932            637,932

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.448%)
                        -----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        -------------------------------   -------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       -----------      ----------       -----------
  1      $ 12,322         $  9,097         $509,097         $ 10,994         $510,994
  2        25,261           18,422          518,422           22,380          522,380
  3        38,846           27,936          527,936           34,211          534,211
  4        53,111           37,635          537,635           46,434          546,434
  5        68,090           47,497          547,497           59,072          559,072
  6        83,817           57,503          557,503           72,144          572,144
  7       100,330           67,625          567,625           85,669          585,669
  8       117,669           77,818          577,818           99,601          599,601
  9       135,875           88,044          588,044          114,024          614,024
 10       154,992           98,266          598,266          128,893          628,893
 11       175,064          108,472          608,472          144,161          644,161
 12       196,140          118,625          618,625          159,913          659,913
 13       218,269          128,718          628,718          176,109          676,109
 14       241,505          138,715          638,715          192,702          692,702
 15       265,903          148,559          648,559          209,710          709,710
 16       291,521          158,182          658,182          227,151          727,151
 17       318,419          167,463          667,463          244,977          744,977
 18       346,663          176,260          676,260          263,139          763,139
 19       376,319          184,422          684,422          281,658          781,658
 20       407,457          191,806          691,806          300,483          800,483
 25       588,120          213,276          713,276          396,197          896,197
 30       818,697          188,881          688,881          480,843          980,843

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.448%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    9,380       $  509,380       $   11,335       $  511,335
  2        25,261           19,557          519,557           23,755          523,755
  3        38,846           30,565          530,565           37,409          537,409
  4        53,111           42,478          542,478           52,351          552,351
  5        68,090           55,358          555,358           68,722          568,722
  6        83,817           69,281          569,281           86,671          586,671
  7       100,330           84,319          584,319          106,364          606,364
  8       117,669          100,538          600,538          127,912          627,912
  9       135,875          118,018          618,018          151,580          651,580
 10       154,992          136,851          636,851          177,520          677,520
 11       175,064          157,168          657,168          205,899          705,899
 12       196,140          179,086          679,086          237,042          737,042
 13       218,269          202,767          702,767          271,176          771,176
 14       241,505          228,362          728,362          308,543          808,543
 15       265,903          256,016          756,016          349,482          849,482
 16       291,521          285,881          785,881          394,365          894,365
 17       318,419          318,077          818,077          443,538          943,538
 18       346,663          352,713          852,713          497,378          997,378
 19       376,319          389,916          889,916          556,381        1,056,381
 20       407,457          429,833          929,833          621,018        1,121,018
 25       588,120          678,489        1,178,489        1,047,863        1,547,863
 30       818,697        1,029,190        1,529,190        1,710,495        2,210,495

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                                                   DEAN WITTER VARIABLE
                                                   INVESTMENT SERIES




                        [LOGO - PARAGON LIFE INSURANCE]




              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997

                                                                           50450

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of Dean Witter Variable Investment Series (the "Fund") an investment company comprised currently of thirteen Portfolios. The Separate Account will invest in the following Portfolios which correspond to the Divisions of the Separate Account. The available investment portfolios ("Portfolios") are: Money Market Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Capital Appreciation Portfolio, Equity Portfolio, and Strategist Portfolio. The prospectus for the Fund describes the investment objectives and policies, and the risks of the Portfolios.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Dean Witter Variable Investment Series.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Dean Witter Variable Investment Series...................................  11
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  23
  Transfers................................................................  24
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  25
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  26
  Premium Expense Charge...................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  34
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  36
Safekeeping of the Separate Account's Assets...............................  39
Voting Rights..............................................................  39
State Regulation of the Company............................................  40
Management of the Company..................................................  41
Legal Matters..............................................................  42
Legal Proceedings..........................................................  42
Experts....................................................................  42
Additional Information.....................................................  42
Financial Statements.......................................................  42
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a Portfolio of Dean Witter Variable Investment Series.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Portfolio--A separate investment portfolio of Dean Witter Variable Investment Series, the mutual fund in which the Separate Account's assets are invested.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs.

Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Portfolio of the Fund. The thirteen Portfolios currently available with the Policy are the Money Market Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Capital Appreciation Portfolio, Equity Portfolio, and Strategist Portfolio. Each Portfolio has a different investment objective. (See "The Separate Account--Dean Witter Variable Investment Series.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy-- Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse.

Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and
Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the accelerated death benefit settlement option rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 1/4 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge of .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Fund because the Separate Account purchases the shares of the Fund. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Money Market Portfolio .52%; Quality Income Plus Portfolio .53%; High Yield Portfolio .51%; Utilities Portfolio
 .67%; Income Builder Portfolio .82%; Dividend Growth Portfolio .57%; Capital Growth Portfolio .73%; Global Dividend Growth Portfolio .85%; European Growth Portfolio 1.11%; Pacific Growth Portfolio 1.37%; Capital Appreciation Portfolio
 .82%; Equity Portfolio .54%; and Strategist Portfolio .52%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--
Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions-- Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to ensure that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account may receive and invest net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division for the Policy invests exclusively in shares of a single portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

DEAN WITTER VARIABLE INVESTMENT SERIES

  The Separate Account invests in shares of Dean Witter Variable Investment Series (referred to as the "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment companies. The Fund currently has thirteen separate investment portfolios ("Portfolios"); the following of which are currently invested in by the Separate Account: Money Market Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Capital Appreciation Portfolio, Equity Portfolio, and Strategist Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below:

  The Money Market Portfolio seeks high current income, preservation of capital, and liquidity by investing in certain money market instruments, principally U.S. government securities, bank obligations, and high grade commercial paper.

  The Quality Income Plus Portfolio seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in debt securities issued by the U.S. Government, its agencies and instrumentalities, including zero coupon securities and in fixed-income securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or non-rated securities of comparable quality, and by writing covered call and put options against such securities.

  The High Yield Portfolio seeks, as its primary objective, to earn a high level of current income by investing in a professionally managed diversified portfolio consisting principally of fixed-income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or non-rated securities of comparable quality, which are commonly known as junk bonds, and, as a secondary objective, capital appreciation when consistent with its primary objective.

  The Utilities Portfolio seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

  The Income Builder Portfolio seeks, as its primary objective, reasonable income and, as its secondary objective, growth of capital, by investing primarily in income producing equity securities, including common stock, preferred stock, and convertible securities.

  The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

  The Capital Growth Portfolio seeks long-term capital growth by investing primarily in common stocks.

  The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

  The European Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Europe.

  The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

  The Capital Appreciation Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for superior earnings growth and/or appear to be undervalued.

  The Equity Portfolio seeks, as its primary objective, growth of capital through investments in common stock of companies believed by the Investment Manager to have potential for superior growth and, as a secondary objective, income when consistent with its primary objective.

  The Strategist Portfolio seeks a high total investment return through a fully managed investment policy utilizing equity securities, fixed-income securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's (or non-rated securities of comparable quality), and money market securities, and covered call and put options.

  There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Fund, which must accompany or precede this Prospectus and which should be read carefully.

  Dean Witter InterCapital Inc. ("InterCapital") provides investment management services to the Fund in accordance with the terms of the current prospectus for the Fund. The Portfolios pay investment management fees to InterCapital as part of their expenses. See the Fund prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Portfolios of the Fund are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Portfolios. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Portfolios, to resolve the matter. See the Fund prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or of another registered open-end investment company, if the shares of a Portfolio are no longer available for investment, or if in the Company's judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Fund will always be available. The Fund sells shares to the Separate Account in accordance with the terms of a participation agreement between the Fund and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Fund. In the event that the Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  The first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions," page 26.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums," page
12), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit,") decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments," page 30.) The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans.") The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

PREMIUM EXPENSE CHARGE

  Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a premium expense charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (see "Charges and Deductions--Premium Tax Charge," below) equals the net premium.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes the Company deducts a charge of 2 1/4 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group

Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits".)

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate of .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See "Dean Witter Variable Investment Series.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Dean Witter Variable Investment Series and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on collected premiums (premiums received less refunds if any) received by the Company as well as Policy Cash Surrender Value. Maximum commissions based on premiums received and payable to a broker-dealer during the first Policy Year are 15% of the premiums received that do not exceed the cost of insurance assessed during that year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

  Walnut Street received zero commissions on the Policies for the year ended December 31, 1995 and $33,002 for the year ended December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Fund or its investments, the Fund has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Fund, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider (the "Rider") or (ii) receiving the benefits provided under the Rider are uncertain. Accordingly, we urge you to consult a tax adviser before adding the Rider to your Policy or requesting a benefit under such Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of the Series' shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of the Fund held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. Fractional shares will be counted. The number of votes of the Portfolio which the Owner has right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

  Because the Portfolios of the Fund serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Portfolio shares held in the Separate Account for which no timely voting instructions are received and Portfolio shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Portfolio. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Portfolios or to approve or disapprove an investment advisory contract for the Portfolio. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of the Portfolio or the Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

     NAME                                PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*
EXECUTIVE OFFICERS**

  Carl H. Anderson@        President and Chief Executive Officer since June,
                           1986, and Vice President, New Ventures, since June
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).

  Matthew K. Duffy         Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.

  E. Thomas Hughes, Jr.@   Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
   Insurance Company 700   Vice President--Group Pensions, GenAm January,
  Market Street St.        1990-October, 1994.
  Louis, MO 63101

  Matthew P. McCauley@     Vice President and General Counsel since 1984.
  General American Life    Secretary since August, 1981. Vice President and
   Insurance Company 700   Associate General Counsel, GenAm, since December
  Market Street St.        30, 1995.
  Louis, MO 63101

  Craig K. Nordyke@        Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary,
                           August, 1990-November, 1996. Second Vice President and Chief Actuary, May, 1987-August, 1990.

  George E. Phillips       Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice
                           President, Fortis, Inc. July, 1991-August, 1994.
                           Vice President, Mutual Benefit prior to July, 1991.

DIRECTORS***

  Richard A. Liddy         Chairman, President, and Chief Executive Officer
                           GenAm, since May, 1992. President and Chief Operat-ing Officer, GenAm, May, 1988-May, 1992.

  Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning Cor-
                           poration and Conning Asset Management Company since
                           January, 1997. Executive Vice President--Invest-ments, GenAm, February, 1991-January, 1997.

  Warren J. Winer          Executive Vice President--Group, GenAm, since Sep-
                           tember, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W. F.
                           Corroon, September, 1990-July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product Man-agement, GenAm, May, 1989-November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                           since May, 1993. Formerly, Executive Vice
                           President--Reinsurance, GenAm, since January, 1990.
--------
*All positions listed are with the Company unless otherwise indicated.

**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.

***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.

@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus have been so included in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account Divisions included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Dean Witter Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, and Global Dividend Growth Divisions of Paragon Separate Account B as of December 31, 1996, and related statements of operations and changes in net assets for each of periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the Dean Witter Variable Investment Series. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, and Global Dividend Growth Divisions of Paragon Separate Account B as of December 31, 1996, and the results of their operations and changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1997

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1996

                      MONEY                                     QUALITY   DIVIDEND            CAPITAL             PACIFIC
                      MARKET  HIGH YIELD  EQUITY   STRATEGIST INCOME PLUS  GROWTH   UTILITIES  GROWTH   EUROPEAN   GROWTH
                     DIVISION  DIVISION  DIVISION   DIVISION   DIVISION   DIVISION  DIVISION  DIVISION  DIVISION  DIVISION
                     -------- ---------- --------  ---------- ----------- --------  --------- --------  --------  --------
NET ASSETS:
 Investments in
  Dean Witter
  Investments, at
  Market Value
  (See Schedule of
  Investments).....  $101,594   82,920   251,802     70,176     23,674    829,689    37,209   156,644   223,651   525,043
                     --------   ------   -------     ------     ------    -------    ------   -------   -------   -------
 Receivable
  (payable)
  from/to Paragon
  Life Insurance
  Company..........        27     (838)     (262)      (650)      (141)    (3,996)     (338)       (4)       (5)      (13)
                     --------   ------   -------     ------     ------    -------    ------   -------   -------   -------
   Total Net As-
    sets...........   101,621   82,082   251,540     69,526     23,533    825,693    36,871   156,640   223,646   525,030
                     ========   ======   =======     ======     ======    =======    ======   =======   =======   =======
TOTAL NET ASSETS
 REPRESENTED BY:
 Group Variable
  Universal Life
  Cash Value In-
  vested in Sepa-
  rate Account.....   101,621   82,082   251,540     69,526     23,533    825,693    36,871   156,640   223,646   525,030
                     --------   ------   -------     ------     ------    -------    ------   -------   -------   -------
                     $101,621   82,082   251,540     69,526     23,533    825,693    36,871   156,640   223,646   525,030
                     ========   ======   =======     ======     ======    =======    ======   =======   =======   =======
Total Units Held...    96,154   11,548     8,332      4,899      2,111     43,158     2,333     9,335     9,931    52,762
Net Asset Value Per
 Unit..............  $   1.06     7.11     30.19      14.19      11.15      19.13     15.80     16.78     22.52      9.95
Cost of Invest-
 ments.............  $ 97,783   75,388   222,913     62,452     21,872    665,647    32,831   136,969   177,990   512,291
                     ========   ======   =======     ======     ======    =======    ======   =======   =======   =======
                      GLOBAL
                     DIVIDEND
                      GROWTH
                     DIVISION
                     ---------
NET ASSETS:
 Investments in
  Dean Witter
  Investments, at
  Market Value
  (See Schedule of
  Investments).....  413,196
                     ---------
 Receivable
  (payable)
  from/to Paragon
  Life Insurance
  Company..........   (1,169)
                     ---------
   Total Net As-
    sets...........  412,027
                     =========
TOTAL NET ASSETS
 REPRESENTED BY:
 Group Variable
  Universal Life
  Cash Value In-
  vested in Sepa-
  rate Account.....  412,027
                     ---------
                     412,027
                     =========
Total Units Held...   30,312
Net Asset Value Per
 Unit..............    13.59
Cost of Invest-
 ments.............  359,190
                     =========


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

 FOR THE YEAR ENDED DECEMBER 31, 1996 AND FOR THE PERIOD FROM SEPTEMBER 1, 1995
                        (INCEPTION) TO DECEMBER 31, 1995

                                                                                     QUALITY
                           MONEY MARKET   HIGH YIELD     EQUITY      STRATEGIST    INCOME PLUS
                             DIVISION      DIVISION     DIVISION      DIVISION      DIVISION
                          --------------- ----------- ------------- ------------ ---------------
                            1996    1995  1996  1995   1996   1995   1996  1995   1996    1995
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------
NET REALIZED GAIN (LOSS)
FROM SALES OF INVEST-
MENTS:
 Proceeds from Sales....  $ 25,758 17,805 5,902 4,027 33,967 11,006  4,702 2,402     969   1,714
 Cost of Investments
 Sold...................    24,962 17,719 5,514 3,988 30,654 10,567  4,419 2,365     915   1,695
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------
  Net Realized Gain
  (Loss) from Sales of
  Investments...........       796     86   388    39  3,313    439    283    37      54      19
NET UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Unrealized Gain (Loss)
 Beginning of Year......       819    --  1,193   --   9,315    --   1,086   --      873     --
 Unrealized Gain (Loss)
 End of Year............     3,811    819 7,532 1,193 28,889  9,315  7,724 1,086   1,802     873
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------
 Net Unrealized Gain
 (Loss) on Investments..     2,992    819 6,339 1,193 19,574  9,315  6,638 1,086     929     873
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------
  Net Gain (Loss) on In-
  vestments.............     3,788    905 6,727 1,232 22,887  9,754  6,921 1,123     983     892
EXPENSES:
 Mortality and Expense
 Charge.................       687    150   590    96  1,791    336    441    73     176      39
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------
Increase (Decrease) in
Assets Resulting from
Operations..............  $  3,101    755 6,137 1,136 21,096  9,418  6,480 1,050     807     853
                          ======== ====== ===== ===== ====== ====== ====== ===== ======= =======

                                                                                                     GLOBAL
                             DIVIDEND                    CAPITAL                     PACIFIC        DIVIDEND
                              GROWTH       UTILITIES     GROWTH       EUROPEAN       GROWTH          GROWTH
                             DIVISION      DIVISION     DIVISION      DIVISION      DIVISION        DIVISION
                          --------------- ----------- ------------- ------------ ---------------  -------------
                            1996    1995  1996  1995   1996   1995   1996  1995   1996    1995     1996   1995
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------  ------ ------
NET REALIZED GAIN (LOSS)
FROM SALES OF INVEST-
MENTS:
 Proceeds from Sales....  $ 76,973 38,908 5,942 2,172 18,288  6,014 21,184 8,663 136,464 162,949  41,702 23,655
 Cost of Investments
 Sold...................    65,715 37,057 5,369 2,080 15,806  5,696 18,499 8,480 129,725 164,622  37,949 23,538
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------  ------ ------
  Net Realized Gain
  (Loss) from Sales of
  Investments...........    11,258  1,851   573    92  2,482    318  2,685   183   6,739  (1,673)  3,753    117
NET UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Unrealized Gain (Loss)
 Beginning of Year......    36,164    --  2,062   --   9,079    --   4,106   --    5,229     --   12,727    --
 Unrealized Gain (Loss)
 End of Year............   164,042 36,164 4,378 2,062 19,676  9,079 45,662 4,106  12,752   5,229  54,006 12,727
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------  ------ ------
 Net Unrealized Gain
 (Loss) on Investments..   127,878 36,164 2,316 2,062 10,597  9,079 41,556 4,106   7,523   5,229  41,279 12,727
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------  ------ ------
  Net Gain (Loss) on In-
  vestments.............   139,136 38,015 2,889 2,154 13,079  9,397 44,241 4,289  14,262   3,556  45,032 12,844
EXPENSES:
 Mortality and Expense
 Charge.................     5,833  1,145   287    62  1,159    235  1,473   253   4,035     820   2,968    615
                          -------- ------ ----- ----- ------ ------ ------ ----- ------- -------  ------ ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $133,303 36,870 2,602 2,092 11,920  9,162 42,768 4,036  10,227   2,736  42,064 12,229
                          ======== ====== ===== ===== ====== ====== ====== ===== ======= =======  ====== ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS

   FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM SEPTEMBER 1, 1995
                        (INCEPTION) TO DECEMBER 31, 1995

                            MONEY MARKET      HIGH YIELD                         STRATEGIST      QUALITY INCOME
                              DIVISION         DIVISION      EQUITY DIVISION      DIVISION        PLUS DIVISION
                          -----------------  --------------  ----------------  ----------------  ----------------
                            1996     1995     1996    1995    1996     1995     1996     1995     1996     1995
                          --------  -------  ------  ------  -------  -------  -------  -------  -------  -------
OPERATIONS:
Net Realized Gain (Loss)
on Investments..........  $    796       86     388      39    3,313      439      283       37       54       19
Net Unrealized Gain on
Investments.............     2,992      819   6,339   1,193   19,574    9,315    6,638    1,086      929      873
Mortality and Expense
Charge..................      (687)    (150)   (590)    (96)  (1,791)    (336)    (441)     (73)    (176)     (39)
                          --------  -------  ------  ------  -------  -------  -------  -------  -------  -------
 Increase in Net Assets
 Resulting from Opera-
 tions..................     3,101      755   6,137   1,136   21,096    9,418    6,480    1,050      807      853
 Net Deposits into Sepa-
 rate Account...........    43,073   54,692  27,243  47,566   81,442  139,584   30,335   31,661    6,604   15,269
                          --------  -------  ------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets..................    46,174   55,447  33,380  48,702  102,538  149,002   36,815   32,711    7,411   16,122
Net Assets, Beginning of
Year....................    55,447      --   48,702     --   149,002      --    32,711      --    16,122      --
                          --------  -------  ------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.  $101,621   55,447  82,082  48,702  251,540  149,002   69,526   32,711   23,533   16,122
                          ========  =======  ======  ======  =======  =======  =======  =======  =======  =======

                         DIVIDEND GROWTH      UTILITIES     CAPITAL GROWTH      EUROPEAN       PACIFIC GROWTH    GLOBAL DIVIDEND
                             DIVISION         DIVISION         DIVISION         DIVISION          DIVISION       GROWTH DIVISION
                         -----------------  --------------  ---------------  ----------------  ----------------  ----------------
                           1996     1995     1996    1995    1996     1995    1996     1995     1996     1996     1996     1995
                         --------  -------  ------  ------  -------  ------  -------  -------  -------  -------  -------  -------
OPERATIONS:
Net Realized Gain
(Loss) on Investments..  $ 11,258    1,851     573      92    2,482     318    2,685      183    6,739   (1,673)   3,753      117
Net Unrealized Gain on
Investments............   127,878   36,164   2,316   2,062   10,597   9,079   41,556    4,106    7,523    5,229   41,279   12,727
Mortality and Expense
Charge.................    (5,833)  (1,145)   (287)    (62)  (1,159)   (235)  (1,473)    (253)  (4,035)    (820)  (2,968)    (615)
                         --------  -------  ------  ------  -------  ------  -------  -------  -------  -------  -------  -------
 Increase in Net Assets
 Resulting from Opera-
 tions.................   133,303   36,870   2,602   2,092   11,920   9,162   42,768    4,036   10,227    2,736   42,064   12,229
 Net Deposits into Sep-
 arate Account.........   205,363  450,157   8,358  23,819   44,782  90,776   67,117  109,725  147,253  364,814  113,688  244,046
                         --------  -------  ------  ------  -------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets.................   338,666  487,027  10,960  25,911   56,702  99,938  109,885  113,761  157,480  367,550  155,752  256,275
Net Assets, Beginning
of Year................   487,027      --   25,911     --    99,938     --   113,761      --   367,550      --   256,275      --
                         --------  -------  ------  ------  -------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of
Year...................  $825,693  487,027  36,871  25,911  156,640  99,938  223,646  113,761  525,030  367,550  412,027  256,275
                         ========  =======  ======  ======  =======  ======  =======  =======  =======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on December 1, 1995. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, eleven of which invests exclusively in shares of a single fund of Dean Witter Variable Investment Series (Dean Witter), an open-end, diversified management investment company. These funds are the Money Market Portfolio, High Yield Portfolio, Equity Portfolio, Strategist Portfolio, Quality Income Plus Portfolio, Dividend Growth Portfolio, Utilities Portfolio, Capital Growth Portfolio, European Portfolio, Pacific Growth Portfolio and Global Dividend Growth Portfolio (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Dean Witter are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy

                           PARAGON SEPARATE ACCOUNT B
and is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account. Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

NOTE (4) PURCHASES AND SALES OF DEAN WITTER VARIABLE INVESTMENT SERIES SHARES

  For the year ended December 31, 1996 and during the period from September 1, 1995 (Inception) to December 31, 1995 purchases and proceeds from the sales of the Dean Witter Variable Investment Series were as follows:

                                                                                           QUALITY
                           MONEY MARKET    HIGH YIELD       EQUITY        STRATEGIST     INCOME PLUS
                             DIVISION       DIVISION       DIVISION        DIVISION       DIVISION
                         ---------------- ------------- --------------- -------------- ---------------
                           1996    1995    1996   1995   1996    1995    1996   1995    1996    1995
                         -------- ------- ------ ------ ------- ------- ------ ------- ------- -------
Purchases............... $ 69,349  72,348 36,118 51,497 123,387 150,254 37,264  33,988   8,159  16,944
Sales................... $ 25,758  17,805  5,902  4,027  33,967  11,006  4,702   2,402     969   1,714
                         ======== ======= ====== ====== ======= ======= ====== ======= ======= =======

                                                                                                          GLOBAL
                            DIVIDEND                       CAPITAL                        PACIFIC        DIVIDEND
                             GROWTH        UTILITIES       GROWTH         EUROPEAN        GROWTH          GROWTH
                            DIVISION       DIVISION       DIVISION        DIVISION       DIVISION        DIVISION
                        ---------------- ------------- --------------- -------------- --------------- ---------------
                          1996    1995    1996   1995   1996    1995    1996   1995    1996    1995    1996    1995
                        -------- ------- ------ ------ ------- ------- ------ ------- ------- ------- ------- -------
Purchases.............. $302,318 487,919 15,468 25,929  66,446  96,556 93,814 118,135 302,083 526,943 165,847 267,087
Sales.................. $ 76,973  38,908  5,942  2,172  18,288   6,014 21,184   8,663 136,464 162,949  41,702  23,655
                        ======== ======= ====== ====== ======= ======= ====== ======= ======= ======= ======= =======

                           PARAGON SEPARATE ACCOUNT B

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1996 and for the Period from September 1, 1995 (Inception) to December 31, 1995:

                                                                                QUALITY
                          MONEY MARKET   HIGH YIELD    EQUITY    STRATEGIST   INCOME PLUS
                            DIVISION      DIVISION    DIVISION    DIVISION     DIVISION
                          ------------- ------------ ----------- ----------- -------------
                           1996   1995   1996  1995  1996  1995  1996  1995   1996   1995
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------
Net Increase in Units
 Deposits...............  65,803 72,218  4,827 8,127 3,964 5,832 2,627 2,787    745  1,600
 Withdrawals............  24,292 17,575    792   614 1,122   342   329   186     80    154
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------
  Net Increase in Units.  41,511 54,643  4,035 7,513 2,842 5,490 2,298 2,601    665  1,446
Outstanding Units, Be-
ginning of Year.........  54,643    --   7,513   --  5,490   --  2,601   --   1,446    --
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------
Outstanding Units, End
of Year.................  96,154 54,643 11,548 7,513 8,332 5,490 4,899 2,601  2,111  1,446
                          ====== ====== ====== ===== ===== ===== ===== ===== ====== ======

                                                                                              GLOBAL
                            DIVIDEND                   CAPITAL                  PACIFIC      DIVIDEND
                             GROWTH      UTILITIES     GROWTH     EUROPEAN      GROWTH        GROWTH
                            DIVISION      DIVISION    DIVISION    DIVISION     DIVISION      DIVISION
                          ------------- ------------ ----------- ----------- ------------- -------------
                           1996   1995   1996  1995  1996  1995  1996  1995   1996   1995   1996   1995
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------ ------ ------
Net Increase in Units
 Deposits...............  16,062 33,423    954 1,892 3,392 6,956 4,440 6,958 26,500 55,224 11,283 23,897
 Withdrawals............   3,995  2,332    370   143   641   372 1,017   450 11,745 17,217  2,874  1,994
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------ ------ ------
  Net Increase in Units.  12,067 31,091    584 1,749 2,751 6,584 3,423 6,508 14,755 38,007  8,409 21,903
Outstanding Units, Be-
ginning of Year.........  31,091    --   1,749   --  6,584   --  6,508   --  38,007    --  21,903    --
                          ------ ------ ------ ----- ----- ----- ----- ----- ------ ------ ------ ------
Outstanding Units, End
of Year.................  43,158 31,091  2,333 1,749 9,335 6,584 9,931 6,508 52,762 38,007 30,312 21,903
                          ====== ====== ====== ===== ===== ===== ===== ===== ====== ====== ====== ======

                           PARAGON SEPARATE ACCOUNT B

NOTE (6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the year ended December 31, 1996 and for the period from September 1, 1995 (Inception) to December 31, 1995.

                                                                                                    QUALITY
                            MONEY MARKET       HIGH YIELD                        STRATEGIST       INCOME PLUS
                              DIVISION          DIVISION      EQUITY DIVISION     DIVISION         DIVISION
                          ------------------  --------------  ---------------- ---------------- ---------------
                            1996      1995     1996    1995    1996     1995    1996     1995    1996    1995
                          --------  --------  ------  ------  -------  ------- -------  ------- ------- -------
Total Gross Deposits....  $163,831   249,685  52,228  55,614  192,620  168,322  52,618   36,192  13,259  18,156
Surrenders and Withdraw-
als.....................      (125)   (4,940)   (301)    --   (18,453)     --      --       --      --      --
Transfers Between Funds
and General Account.....    17,683  (144,845) (2,480)   (812)  (5,089)     119  (2,051)     672     580    (509)
                          --------  --------  ------  ------  -------  ------- -------  ------- ------- -------
  Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............   181,389    99,900  49,447  54,802  169,078  168,441  50,567   36,864  13,839  17,647
Deductions:
 Premium Expense
 Charges................     3,688     5,601   1,176   1,247    4,337    3,776   1,185      812     298     407
 Monthly Expense
 Charges................       688       712     573     135    1,756      559     448      100     174      45
 Cost of Insurance and
 Optional Benefits......   133,940    38,895  20,455   5,854   81,543   24,522  18,599    4,291   6,763   1,926
                          --------  --------  ------  ------  -------  ------- -------  ------- ------- -------
  Total Deductions......   138,316    45,208  22,204   7,236   87,636   28,857  20,232    5,203   7,235   2,378
                          --------  --------  ------  ------  -------  ------- -------  ------- ------- -------
Net Deposits from Poli-
cyholders...............  $ 43,073    54,692  27,243  47,566   81,442  139,584  30,335   31,661   6,604  15,269
                          ========  ========  ======  ======  =======  ======= =======  ======= ======= =======

                                                                                                                 GLOBAL
                        DIVIDEND                           CAPITAL                             PACIFIC          DIVIDEND
                         GROWTH          UTILITIES         GROWTH           EUROPEAN           GROWTH            GROWTH
                        DIVISION         DIVISION         DIVISION          DIVISION          DIVISION          DIVISION
                    -----------------  --------------  ----------------  ----------------  ----------------  ----------------
                      1996     1995     1996    1995    1996     1995     1996     1995     1996     1995     1996     1995
                    --------  -------  ------  ------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Depos-
its...............  $497,684  558,538  24,449  30,663   97,128  108,827  133,887  130,327  423,099  428,807  272,229  302,605
Surrenders and
Withdrawals.......   (15,152)  (6,595) (2,534)    --    (4,890)     --    (6,275)     --   (14,571)     --   (12,740)  (6,400)
Transfers Between
Funds and General
Account...........   (22,936) (17,568) (1,433) (2,355)    (203)    (817)  (3,877)  (1,776) (82,867)  (1,833)  (6,818)  (4,223)
                    --------  -------  ------  ------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Gross De-
  posits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   459,596  534,375  20,482  28,308   92,035  108,010  123,735  128,551  325,661  426,974  252,671  291,982
Deductions:
 Premium Expense
 Charges..........    11,205   12,528     550     688    2,187    2,441    3,014    2,923    9,525    9,618    6,129    6,788
 Monthly Expense
 Charges..........     5,754    1,612     275     282    1,125      331    1,479      356    3,912    1,179    2,929      927
 Cost of Insurance
 and Optional Ben-
 efits............   237,274   70,078  11,299   3,519   43,941   14,462   52,125   15,547  164,971   51,363  129,925   40,221
                    --------  -------  ------  ------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Deduc-
  tions...........   254,233   84,218  12,124   4,489   47,253   17,234   56,618   18,826  178,408   62,160  138,983   47,936
                    --------  -------  ------  ------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
Policyholders.....  $205,363  450,157   8,358  23,819   44,782   90,776   67,117  109,725  147,253  364,814  113,688  244,046
                    ========  =======  ======  ======  =======  =======  =======  =======  =======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                     NUMBER    MARKET
                                                    OF SHARES  VALUE     COST
                                                    --------- -------- --------
DEAN WITTER VARIABLE INVESTMENT SERIES:
  Money Market Division............................  101,594  $101,594 $ 97,783
  High Yield Division..............................   13,417    82,920   75,388
  Equity Division..................................    9,542   251,802  222,913
  Strategist Division..............................    5,115    70,176   62,452
  Quality Income Plus Division.....................    2,283    23,674   21,872
  Dividend Growth Division.........................   45,092   829,689  665,647
  Utilities Division...............................    2,426    37,209   32,831
  Capital Growth Division..........................    9,408   156,644  136,969
  European Growth Division.........................   10,373   223,651  177,990
  Pacific Growth Division..........................   52,715   525,043  512,291
  Global Dividend Growth Division..................   31,470   413,196  359,190




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .646%, representing the average of the fees incurred by the Portfolios in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .074% charge that is an estimate of the Portfolios' expenses based on the average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.620%, 4.380%, 10.380%, respectively. No expense reimbursement arrangement exists between the Company and the Fund.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                                ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
PREMIUM TAX: 2.25%                                    $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.620%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,092           $500,000           $ 4,952           $500,000
  2          12,630             5,981            500,000             9,740            500,000
  3          19,423             8,624            500,000            14,401            500,000
  4          26,555            11,013            500,000            18,881            500,000
  5          34,045            13,124            500,000            23,179            500,000
  6          41,908            14,939            500,000            27,300            500,000
  7          50,165            16,428            500,000            31,253            500,000
  8          58,834            17,550            500,000            34,983            500,000
  9          67,937            18,268            500,000            38,549            500,000
 10          77,496            18,553            500,000            41,901            500,000
 11          87,532            18,395            500,000            44,989            500,000
 12          98,070            17,762            500,000            47,875            500,000
 13         109,134            16,648            500,000            50,508            500,000
 14         120,752            15,024            500,000            52,842            500,000
 15         132,951            12,835            500,000            54,876            500,000
 16         145,760            10,018            500,000            56,622            500,000
 17         159,209             6,459            500,000            58,026            500,000
 18         173,331             2,021            500,000            59,040            500,000
 19         188,159                 0                  0            59,671            500,000
 20         203,728                 0                  0            59,863            500,000
 25         294,060                 0                  0            51,528            500,000
 30         409,348                 0                  0            15,271            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                                ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.380%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,193           $500,000           $  5,114           $500,000
  2          12,630             6,370            500,000             10,365            500,000
  3          19,423             9,481            500,000             15,797            500,000
  4          26,555            12,515            500,000             21,361            500,000
  5          34,045            15,441            500,000             27,058            500,000
  6          41,908            18,234            500,000             32,900            500,000
  7          50,165            20,853            500,000             38,900            500,000
  8          58,834            23,246            500,000             45,007            500,000
  9          67,937            25,365            500,000             51,287            500,000
 10          77,496            27,162            500,000             57,697            500,000
 11          87,532            28,612            500,000             64,194            500,000
 12          98,070            29,664            500,000             70,841            500,000
 13         109,134            30,291            500,000             77,599            500,000
 14         120,752            30,440            500,000             84,429            500,000
 15         132,951            30,032            500,000             91,338            500,000
 16         145,760            28,974            500,000             98,344            500,000
 17         159,209            27,118            500,000            105,407            500,000
 18         173,331            24,284            500,000            112,492            500,000
 19         188,159            20,275            500,000            119,614            500,000
 20         203,728            14,882            500,000            126,736            500,000
 25         294,060                 0                  0            160,537            500,000
 30         409,348                 0                  0            183,090            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.380%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,273           $500,000
  2          12,630             6,766            500,000             11,005            500,000
  3          19,423            10,393            500,000             17,282            500,000
  4          26,555            14,181            500,000             24,103            500,000
  5          34,045            18,121            500,000             31,524            500,000
  6          41,908            22,210            500,000             39,612            500,000
  7          50,165            26,434            500,000             48,449            500,000
  8          58,834            30,766            500,000             58,058            500,000
  9          67,937            35,185            500,000             68,584            500,000
 10          77,496            39,671            500,000             80,077            500,000
 11          87,532            44,232            500,000             92,599            500,000
 12          98,070            48,848            500,000            106,326            500,000
 13         109,134            53,532            500,000            121,351            500,000
 14         120,752            58,273            500,000            137,785            500,000
 15         132,951            63,038            500,000            155,800            500,000
 16         145,760            67,787            500,000            175,600            500,000
 17         159,209            72,433            500,000            197,367            500,000
 18         173,331            76,865            500,000            221,318            500,000
 19         188,159            80,959            500,000            247,747            500,000
 20         203,728            84,588            500,000            276,951            500,000
 25         294,060            91,505            500,000            478,954            555,586
 30         409,348            51,212            500,000            811,700            868,519

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
PREMIUM TAX: 2.25%                                   $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.620%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,896           $508,896           $ 10,761           $510,761
  2          25,261            17,476            517,476             21,254            521,254
  3          38,846            25,699            525,699             31,518            531,518
  4          53,111            33,557            533,557             41,497            541,497
  5          68,090            41,028            541,028             51,190            551,190
  6          83,817            48,094            548,094             60,602            560,602
  7         100,330            54,726            554,726             69,743            569,743
  8         117,669            60,884            560,884             78,553            578,553
  9         135,875            66,534            566,534             87,096            587,096
 10         154,992            71,648            571,648             95,317            595,317
 11         175,064            76,224            576,224            103,162            603,162
 12         196,140            80,235            580,235            110,697            610,697
 13         218,269            83,684            583,684            117,868            617,868
 14         241,505            86,550            586,550            124,620            624,620
 15         265,903            88,790            588,790            130,956            630,956
 16         291,521            90,355            590,355            136,888            636,888
 17         318,419            91,149            591,149            142,356            642,356
 18         346,663            91,059            591,059            147,311            647,311
 19         376,319            89,977            589,977            151,759            651,759
 20         407,457            87,806            587,806            155,644            655,644
 25         588,120            58,923            558,923            163,876            663,876
 30         818,697                 0                  0            142,437            642,437

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
PREMIUM TAX: 2.25%                                   $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.380%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,186           $509,186           $ 11,113           $511,113
  2          25,261             18,598            518,598             22,615            522,615
  3          38,846             28,196            528,196             34,560            534,560
  4          53,111             37,976            537,976             46,906            546,906
  5          68,090             47,916            547,916             59,665            559,665
  6          83,817             57,999            557,999             72,854            572,854
  7         100,330             68,192            568,192             86,499            586,499
  8         117,669             78,454            578,454            100,552            600,552
  9         135,875             88,744            588,744            115,092            615,092
 10         154,992             99,027            599,027            130,080            630,080
 11         175,064            109,290            609,290            145,474            645,474
 12         196,140            119,496            619,496            161,354            661,354
 13         218,269            129,636            629,636            177,679            677,679
 14         241,505            139,677            639,677            194,408            694,408
 15         265,903            149,559            649,559            211,552            711,552
 16         291,521            159,216            659,216            229,137            729,137
 17         318,419            168,526            668,526            247,114            747,114
 18         346,663            177,347            677,347            265,439            765,439
 19         376,319            185,529            685,529            284,128            784,128
 20         407,457            192,929            692,929            303,130            803,130
 25         588,120            214,429            714,429            400,025            900,025
 30         818,697            190,064            690,064            486,858            986,858

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
                                                     $1,000.00)
                                                     PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.380%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,472       $  509,472       $   11,458       $  511,458
  2        25,261          19,744          519,744           24,005          524,005
  3        38,846          30,850          530,850           37,792          537,792
  4        53,111          42,864          542,864           52,884          552,884
  5        68,090          55,847          555,847           69,410          569,410
  6        83,817          69,876          569,876           87,519          587,519
  7       100,330          85,021          585,021          107,383          607,383
  8       117,669         101,348          601,348          129,113          629,113
  9       135,875         118,935          618,935          152,966          652,966
 10       154,992         137,877          637,877          179,101          679,101
 11       175,064         158,300          658,300          207,691          707,691
 12       196,140         180,322          680,322          239,054          739,054
 13       218,269         204,102          704,102          273,415          773,415
 14       241,505         229,792          729,792          311,023          811,023
 15       265,903         257,533          757,533          352,209          852,209
 16       291,521         287,475          787,475          397,350          897,350
 17       318,419         319,736          819,736          446,788          946,788
 18       346,663         354,423          854,423          500,907        1,000,907
 19       376,319         391,658          891,658          560,195        1,060,195
 20       407,457         431,587          931,587          625,117        1,125,117
 25       588,120         679,813        1,179,813        1,053,465        1,553,465
 30       818,697       1,028,642        1,528,642        1,717,660        2,217,660

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Portfolios of the Fund. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                                                           PUTNAM VARIABLE TRUST
                                [PARAGON LOGO]
              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997

                                                                       50455 Com

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of Putnam Variable Trust ("Putnam VT"), an investment company currently consisting of fourteen separate investment portfolios, or "Funds": Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Fund, Putnam VT Voyager Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund. The accompanying prospectus for Putnam Variable Trust describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Putnam Variable Trust.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Putnam Variable Trust....................................................  11
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  23
  Transfers................................................................  24
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  27
  Sales Charges............................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  27
  Partial Withdrawal Transaction Charge....................................  29
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  30
Distribution of the Policies...............................................  33
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  36
Safekeeping of the Separate Account's Assets...............................  39
Voting Rights..............................................................  39
State Regulation of the Company............................................  40
Management of the Company..................................................  41
Legal Matters..............................................................  42
Legal Proceedings..........................................................  42
Experts....................................................................  42
Additional Information.....................................................  42
Financial Statements.......................................................  42
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available as an Individual Policy in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account available for allocation under the Policy. Each Division invests exclusively in the shares of Putnam Capital Manager Trust.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of Putnam Variable Trust, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, in Corporate Programs, the Owner will generally remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Fund of Putnam Variable Trust. The fourteen Funds currently available are Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund. Each Fund has a different investment objective. (See "The Separate Account--Putnam Variable Trust.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Program or Corporate Program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to the Policy as issued) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by Putnam Variable Trust because the Separate Account purchases the shares of Putnam Variable Trust. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Putnam VT Asia Pacific Growth Fund 1.23%; Putnam VT Diversified Income

Fund .83%; Putnam VT Global Asset Allocation Fund .83%; Putnam VT Global Growth Fund .76%; Putnam VT Growth and Income Fund .54%; Putnam VT High Yield Fund
 .76%; Putnam VT Money Market Fund .53%; Putnam VT New Opportunities Fund .72%; Putnam VT U.S. Government and High Quality Bond Fund .69%; Putnam VT Utilities Growth and Income Fund .78%; Putnam VT Voyager Fund .63%; Putnam VT International Growth Fund .98%; Putnam VT International Growth and Income Fund
 .97%; and Putnam VT International New Opportunities Fund 1.39%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.
M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division for the Policy invests in shares of a single portfolio of Putnam Variable Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

PUTNAM VARIABLE TRUST

  The Separate Account invests in shares of Putnam VT, a series-type mutual fund registered with the SEC as an open-end diversified, management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Variable Trust currently has fourteen separate investment portfolios or "Funds" which are available in the Policies: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, and Putnam VT Voyager Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  Putnam VT Asia Pacific Growth Fund seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin. The Fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks.

  Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government Sector, a High Yield Sector (which invests primarily in securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high yield securities described in the fund prospectus.

  Putnam VT Global Asset Allocation Fund seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

  Putnam VT Global Growth Fund seeks capital appreciation through a globally diversified portfolio of common stocks.

  Putnam VT Growth and Income Fund seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

  Putnam VT High Yield Fund seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high yielding, lower-rated fixed income securities (commonly known as "junk bonds") constituting a diversified portfolio which Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. The risks of investing in these securities are described in the Putnam Variable Trust prospectus which should be read carefully before investing.

  Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.

  Putnam VT New Opportunities Fund seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

  Putnam VT U.S. Government and High Quality Bond Fund seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc., or, if not rated, determined by Putnam Management to be of comparable quality.

  Putnam VT Utilities Growth and Income Fund seeks capital growth and current income concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

  Putnam VT Voyager Fund seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

  Putnam VT International Growth Fund seeks capital appreciation by investing primarily in equity securities of companies located in a country other than the United States.

  Putnam VT International Growth and Income Fund seeks capital growth and a secondary objective of high current income by investing primarily in common stocks that offer potential for capital growth and may, when consistent with its investment objectives, invest in common stocks that offer potential for current income. Under normal market conditions, the Fund expects to invest substantially all of its assets in securities principally traded on markets outside the United States.

  Putnam VT International New Opportunities Fund seeks long-term capital appreciation by investing in companies that have above-average growth prospect due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in securities principally traded in securities markets outside the United States.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for Putnam Variable Trust, which must accompany or precede this Prospectus and which should be read carefully.

  Putnam Management provides investment advisory services to Putnam Variable Trust in accordance with the terms of the current prospectus for Putnam Variable Trust. The Funds pay investment management fees to Putnam Management as part of their expenses. See the Putnam Variable Trust prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Funds of Putnam Variable Trust are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Putnam Variable Trust prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of Putnam Variable Trust and to substitute shares of another Fund of Putnam Variable Trust or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Putnam Variable Trust, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of Putnam Variable Trust will always be available. Putnam Variable Trust sells shares to the Separate Account in accordance with the terms of a participation agreement between Putnam Variable Trust and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Putnam Variable Trust shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of Putnam Variable Trust. In the event that Putnam Variable Trust is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an individual employee to be eligible to be an Insured under a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, there may be specific classes to which the employee must belong to be eligible to be an Insured under a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder or sponsoring employer may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company may issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. In Corporate Programs, the Owner or its designated payor will remit premiums. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. For Corporate Programs, the Owner or its designated payor shall remit any scheduled and unscheduled premium payments. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no changes in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer sponsored insurance program, Executive Program or Corporate Program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an

Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums."), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the

Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit."), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account, Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash

Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion," below). No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premiums taxes, the Company deducts a charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the general range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a

Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of Putnam Variable Trust. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by Putnam Variable Trust. (See "Putnam Variable Trust.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Owner of the Policy is the entity named as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts, employer-sponsored insurance programs, Executive Programs, or Corporate Programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Putnam Variable Trust and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received no commissions for the Policies for the year ended December 31, 1995 and $33,667 for the year ended December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control Putnam Variable Trust or its investments, Putnam Variable Trust has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through Putnam Variable Trust, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either Rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to automatically monitor potential modified endowment classifications.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Putnam Variable Trust shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of Putnam Variable Trust held in the Separate Account at regular and special shareholder meetings of Putnam Variable Trust in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate

Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of Putnam Variable Trust in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of Putnam Variable Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by Putnam Variable Trust.

  Because the Funds of Putnam Variable Trust serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of Putnam Variable Trust if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

                                              PRINCIPAL OCCUPATION(S)
           NAME                               DURING PAST FIVE YEARS*
           ----                               -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June, 1986, and
                           Vice President, New Ventures, since June 1986, General
                           American Life Insurance Co., St. Louis, MO. (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since July, 1996.
                           Formerly, Director of Accounting, Prudential Insurance
                           Company of America, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary and
    General American Life  Treasurer, GenAm since October, 1994. Executive Vice
     Insurance Company     President-Group Pensions, GenAm January, 1990-October, 1994.
    700 Market Street
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984. Secretary
    General American Life  since August, 1981. Vice President and Associate General
     Insurance Company     Counsel, GenAm, since December 30, 1995.
    700 Market Street
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since November,
                           1996. Vice President and Chief Actuary August, 1990-
                           November, 1996; Second Vice President and Chief Actuary,
                           May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development since
                           January, 1995. Formerly, Senior Vice President, Fortis, Inc.
                           July, 1991-August, 1994. Vice President, Mutual Benefit
                           prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President, and Chief Executive Officer, GenAm,
                           since May, 1992. President and Chief Operating Officer,
                           GenAm, May, 1998-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning Corporation
                           and Conning Asset Management Company since January, 1997.
                           Executive Vice President--Investments, GenAm, February,
                           1991-January, 1997.
    Warren J. Winer        Executive Vice President--Group, GenAm, since September,
                           1995. Formerly, Managing Director, Wm. M. Mercer, July,
                           1993-August, 1995; President, W F Corroon, September, 1990-
                           July, 1993.
    Bernard H Wolzenski    Executive Vice President--Individual, GenAm, since November,
                           1991. Vice President--Life Product Management, GenAm, May,
                           1989-November, 1991.
    A. Greig Woodring      President, Reinsurance Group of America, Inc., since May,
                           1993. Formerly, Executive Vice President--Reinsurance,
                           GenAm, since January, 1990.

--------
   *All positions listed are with the Company unless otherwise indicated. **The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
 ***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring-Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
  @Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, New Opportunities, Growth and Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, U.S. Government and High Quality Bond, Global Growth, Utilities and Asia Pacific Growth Divisions of Paragon Separate Account B as of December 31, 1996, and related statements of operations and changes in net assets for the period from April 15, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the Putnam Variable Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, New Opportunities, Growth and Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, U.S. Government and High Quality Bond, Global Growth, Utilities and Asia Pacific Growth Divisions of Paragon Separate Account B as of December 31, 1996, and the results of their operations and changes in their net assets for the period from April 15, 1996 (inception) to December 31, 1996 presented in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1997

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1996

                                                                                                  U.S.
                                                                            GLOBAL            GOVERNMENT &
                    MONEY        NEW      GROWTH &            DIVERSIFIED   ASSET                 HIGH      GLOBAL
                    MARKET  OPPORTUNITIES  INCOME  HIGH YIELD   INCOME    ALLOCATION VOYAGER  QUALITY BOND  GROWTH  UTILITIES
                   DIVISION   DIVISION    DIVISION  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                   -------- ------------- -------- ---------- ----------- ---------- -------- ------------ -------- ---------
NET ASSETS:
Investments in
 Putnam Invest-
 ments, at Market
 Value (See
 Schedule of In-
 vestments)......  $5,352      78,782      81,308    37,188     24,703      22,824    65,401       895      34,122    1,357
Receivable from
 Paragon Life
 Insurance
 Company.........      223      4,795       4,419     2,134      1,371       1,620     4,172        52       1,949       69
                    ------     ------      ------    ------     ------      ------    ------     -----      ------    -----
 Total Net As-
  sets...........   5,575      83,577      85,727    39,322     26,074      24,444    69,573       947      36,071    1,426
                    ======     ======      ======    ======     ======      ======    ======     =====      ======    =====
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account.........    5,575     83,577      85,727    39,322     26,074      24,444    69,573       947      36,071    1,426
                    ------     ------      ------    ------     ------      ------    ------     -----      ------    -----
                   $5,575      83,577      85,727    39,322     26,074      24,444    69,573       947      36,071    1,426
                    ======     ======      ======    ======     ======      ======    ======     =====      ======    =====
Total Units Held.    5,386      4,884       3,513     3,053      2,327       1,426     2,152        72       2,150       97
Net Asset Value
 Per Unit........   $ 1.04      17.11       24.41     12.88      11.20       17.14     32.32     13.14       16.77    14.69
Cost of Invest-
 ments...........    5,303     80,656      74,305    35,367     23,496      21,455    64,655       861      32,028    1,245
                    ======     ======      ======    ======     ======      ======    ======     =====      ======    =====
                   ASIA PACIFIC
                      GROWTH
                     DIVISION
                   ------------
NET ASSETS:
Investments in
 Putnam Invest-
 ments, at Market
 Value (See
 Schedule of In-
 vestments)......     33,494
Receivable from
 Paragon Life
 Insurance
 Company.........      1,890
                   ------------
 Total Net As-
  sets...........     35,384
                   ============
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account.........     35,384
                   ------------
                      35,384
                   ============
Total Units Held.      3,235
Net Asset Value
 Per Unit........      10.94
Cost of Invest-
 ments...........     32,204
                   ============

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

      FOR THE PERIOD FROM APRIL 15, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                                                                                   U.S.
                                                                             GLOBAL            GOVERNMENT &
                     MONEY        NEW      GROWTH &            DIVERSIFIED   ASSET                 HIGH      GLOBAL
                     MARKET  OPPORTUNITIES  INCOME  HIGH YIELD   INCOME    ALLOCATION VOYAGER  QUALITY BOND  GROWTH  UTILITIES
                    DIVISION   DIVISION    DIVISION  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                    -------- ------------- -------- ---------- ----------- ---------- -------- ------------ -------- ---------
Net Realized
Gain(Loss) from
Sales of Invest-
ments:
 Proceeds from
 Sales............. $16,444      6,211      3,792     9,552         898      2,599     5,842       193       1,760      991
 Cost of Invest-
 ments Sold........  16,414      6,257      3,703     9,467         881      2,539     5,784       189       1,737      968
                    -------     ------      -----     -----       -----      -----     -----       ---       -----      ---
   Net Realized
   Gain (Loss) from
   Sales of Invest-
   ments...........      30        (46)        89        85          17         60        58         4          23       23
Net Unrealized
Gain(Loss) on
Investments........      49     (1,874)     7,003     1,820       1,207      1,369       746        34       2,094      112
                    -------     ------      -----     -----       -----      -----     -----       ---       -----      ---
  Net Gain (Loss)
  on
  Investments......      79     (1,920)     7,092     1,905       1,224      1,429       804        38       2,117      135
Expenses:
 Mortality and Ex-
 pense Charge......      18        264        262       122          82         69       215         3         110        5
                    -------     ------      -----     -----       -----      -----     -----       ---       -----      ---
Increase(Decrease)
in Assets
Resulting from Op-
erations........... $    61     (2,184)     6,830     1,783       1,142      1,360       589        35       2,007      130
                    =======     ======      =====     =====       =====      =====     =====       ===       =====      ===
                    ASIA PACIFIC
                       GROWTH
                      DIVISION
                    ------------
Net Realized
Gain(Loss) from
Sales of Invest-
ments:
 Proceeds from
 Sales.............    2,875
 Cost of Invest-
 ments Sold........    2,873
                    ------------
   Net Realized
   Gain (Loss) from
   Sales of Invest-
   ments...........        2
Net Unrealized
Gain(Loss) on
Investments........    1,291
                    ------------
  Net Gain (Loss)
  on
  Investments......    1,293
Expenses:
 Mortality and Ex-
 pense Charge......      113
                    ------------
Increase(Decrease)
in Assets
Resulting from Op-
erations...........    1,180
                    ============

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
      FOR THE PERIOD FROM APRIL 15, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                                                                              U.S.
                                                                                           GOVERNMENT
                                                                         GLOBAL              & HIGH                         ASIA
                   MONEY        NEW      GROWTH &   HIGH   DIVERSIFIED   ASSET              QUALITY    GLOBAL             PACIFIC
                   MARKET  OPPORTUNITIES  INCOME   YIELD     INCOME    ALLOCATION VOYAGER     BOND     GROWTH   UTILITIES  GROWTH
                  DIVISION   DIVISION    DIVISION DIVISION  DIVISION    DIVISION  DIVISION  DIVISION  DIVISION  DIVISION  DIVISION
                  -------- ------------- -------- -------- ----------- ---------- -------- ---------- --------  --------- --------
Operations:
 Net Realized
 Gain (Loss) from
 sales of invest-
 ments...........  $   30        (46)         89       85        17          60        58       4          23        23         2
 Net Unrealized
 Gain (Loss) on
 Investments.....      49     (1,874)      7,003    1,820     1,207       1,369       746      34       2,094       112     1,291
 Mortality and
 Expense Charge..     (18)      (264)       (262)    (122)      (82)        (69)     (215)     (3)       (110)       (5)     (113)
                   ------     ------      ------   ------    ------      ------    ------     ---     -------     -----    ------
 Increase (De-
 crease) in Net
 Assets Resulting
 from Operations.      61     (2,184)      6,830    1,783     1,142       1,360       589      35       2,007       130     1,180
 Net Deposits
 into Separate
 Account.........   5,514     85,761      78,897   37,539    24,932      23,084    68,984     912      34,064     1,296    34,204
                   ------     ------      ------   ------    ------      ------    ------     ---     -------     -----    ------
Net Assets, End
of Year..........  $5,575     83,577      85,727   39,322    26,074      24,444    69,573     947     $36,071     1,426    35,384
                   ======     ======      ======   ======    ======      ======    ======     ===     =======     =====    ======



                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on April 15, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into eleven divisions of which invests exclusively in shares of single fund of Putnam Variable Trust (Putnam), an open-end, diversified management investment company. These funds are the Money Market Fund Division, New Opportunities Fund Division, Growth & Income Fund Division, High Yield Fund Division, Diversified Income Fund Division, Global Asset Allocation Fund Division, Voyager Fund Division, U.S. Government and High Quality Bond Fund Division, Global Growth Fund Division, Utilities Fund Division, and Asia Pacific Growth Fund Division (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Putnam are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and,

                           PARAGON SEPARATE ACCOUNT B
if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The Cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Change

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies included a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF PUTNAM VARIABLE TRUST SHARES

  During the period from April 15, 1996 (inception) to December 31, 1996 purchases and proceeds from the sales of the Putnam Variable Trust were as follows:

                                                                          GLOBAL            U.S. GOVERN-
                  MONEY        NEW      GROWTH &            DIVERSIFIED   ASSET             MENT & HIGH   GLOBAL
                  MARKET  OPPORTUNITIES  INCOME  HIGH YIELD   INCOME    ALLOCATION VOYAGER  QUALITY BOND  GROWTH  UTILITIES
                 DIVISION   DIVISION    DIVISION  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                 -------- ------------- -------- ---------- ----------- ---------- -------- ------------ -------- ---------
Purchases....... $21,717     86,913      78,008    44,834     24,377      23,994    70,439     1,050      33,766    2,213
Sales........... $16,444      6,211       3,792     9,552        898       2,599     5,842       193       1,760      991
                 =======     ======      ======    ======     ======      ======    ======     =====      ======    =====
                 ASIA PACIFIC
                    GROWTH
                   DIVISION
                 ------------
Purchases.......    35,077
Sales...........     2,875
                 ============

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the period from April 15, 1996 (inception) to December 31, 1996:

                                                                           GLOBAL            U.S. GOVERN-
                   MONEY        NEW      GROWTH &            DIVERSIFIED   ASSET             MENT & HIGH   GLOBAL
                   MARKET  OPPORTUNITIES  INCOME  HIGH YIELD   INCOME    ALLOCATION VOYAGER  QUALITY BOND  GROWTH  UTILITIES
                  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                  -------- ------------- -------- ---------- ----------- ---------- -------- ------------ -------- ---------
Net Increase in
Units
 Deposits........  21,520      5,232      3,673     3,205       2,404      1,584     2,330        87       2,256      124
 Withdrawals.....  16,134        348        160       152          77        158       178        15         106       27
                   ------      -----      -----     -----       -----      -----     -----       ---       -----      ---
Outstanding
Units, End of
Year.............   5,386      4,884      3,513     3,053       2,327      1,426     2,152        72       2,150       97
                   ======      =====      =====     =====       =====      =====     =====       ===       =====      ===
                  ASIA PACIFIC
                     GROWTH
                    DIVISION
                  ------------
Net Increase in
Units
 Deposits........    3,498
 Withdrawals.....      263
                  ------------
Outstanding
Units, End of
Year.............    3,235
                  ============

                           PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the period from April 15, 1996 to December 31, 1996:

                                                                               GLOBAL             U.S. GOVERN-
                     MONEY         NEW      GROWTH &             DIVERSIFIED   ASSET              MENT & HIGH   GLOBAL
                     MARKET   OPPORTUNITIES  INCOME   HIGH YIELD   INCOME    ALLOCATION VOYAGER   QUALITY BOND  GROWTH  UTILITIES
                    DIVISION    DIVISION    DIVISION   DIVISION   DIVISION    DIVISION  DIVISION    DIVISION   DIVISION DIVISION
                    --------  ------------- --------  ---------- ----------- ---------- --------  ------------ -------- ---------
                      1996        1996        1996       1996       1996        1996      1996        1996       1996     1996
                    --------  ------------- --------  ---------- ----------- ---------- --------  ------------ -------- ---------
Total Gross Depos-
its...............  $125,358     129,671    105,821     51,717     32,211      37,256   105,904      1,835      45,346    2,733
Surrenders and
Withdrawals.......      (437)       (584)      (477)       --         --         (347)     (605)       --         (122)     (43)
Transfers Between
Funds and General
Account...........        (9)        126        227       (227)       (76)        --       (163)       (76)        248      --
                    --------     -------    -------     ------     ------      ------   -------      -----      ------    -----
  Total Gross De-
  posits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   124,912     129,213    105,571     51,490     32,135      36,909   105,136      1,759      45,472    2,690
                    --------     -------    -------     ------     ------      ------   -------      -----      ------    -----
Deductions:
 Premium Expense
 Charges..........     3,763       3,892      3,177      1,552        967       1,118     3,179         55       1,361       82
 Monthly Expense
 Charges..........       203       3,045      3,124      1,433        950         891     2,535         35       1,314       52
 Cost of Insurance
 and Optional Ben-
 efits............   115,432      36,515     20,373     10,966      5,286      11,816    30,438        757       8,733    1,260
                    --------     -------    -------     ------     ------      ------   -------      -----      ------    -----
  Total Deduc-
  tions...........   119,398      43,452     26,674     13,951      7,203      13,825    36,152        847      11,408    1,394
                    --------     -------    -------     ------     ------      ------   -------      -----      ------    -----
Net Deposits from
Policyholders.....  $  5,514      85,761     78,897     37,539     24,932      23,084    68,984        912      34,064    1,296
                    ========     =======    =======     ======     ======      ======   =======      =====      ======    =====
                    ASIA PACIFIC
                       GROWTH
                      DIVISION
                    ------------
                        1996
                    ------------
Total Gross Depos-
its...............     50,107
Surrenders and
Withdrawals.......        (95)
Transfers Between
Funds and General
Account...........       (351)
                    ------------
  Total Gross De-
  posits net of
  Surrenders,
  Withdrawals, and
  Transfers.......     49,661
                    ------------
Deductions:
 Premium Expense
 Charges..........      1,504
 Monthly Expense
 Charges..........      1,289
 Cost of Insurance
 and Optional Ben-
 efits............     12,664
                    ------------
  Total Deduc-
  tions...........     15,457
                    ------------
Net Deposits from
Policyholders.....     34,204
                    ============

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                        NUMBER   MARKET
                                                       OF SHARES  VALUE   COST
                                                       --------- ------- -------
PUTNAM VARIABLE TRUST:
  Money Market Fund...................................   5,330   $ 5,352 $ 5,303
  New Opportunities Fund..............................   4,575    78,782  80,656
  Growth & Income Fund................................   3,311    81,308  74,305
  High Yield Fund.....................................   2,869    37,188  35,367
  Diversified Income Fund.............................   2,192    24,703  23,496
  Global Asset Fund...................................   1,323    22,824  21,455
  Voyager Fund........................................   2,010    65,401  64,655
  U.S. Government Bond Fund...........................      68       895     861
  Global Growth Fund..................................   2,021    34,122  32,028
  Utilities Fund......................................      92     1,357   1,245
  Asia Pacific Growth Fund............................   3,042    33,494  32,204




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .628%, representing the average of the fees incurred in 1996 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Putnam VT prospectus), and a .126% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.654%, 4.346%, and 10.346%, respectively. No expense reimbursement arrangement exists between the Company and Putnam VT.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters," page 36.) Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.654%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,047           $500,000           $ 4,877           $500,000
  2          12,630             5,890            500,000             9,589            500,000
  3          19,423             8,486            500,000            14,175            500,000
  4          26,555            10,828            500,000            18,568            500,000
  5          34,045            12,892            500,000            22,778            500,000
  6          41,908            14,660            500,000            26,812            500,000
  7          50,165            16,101            500,000            30,673            500,000
  8          58,834            17,174            500,000            34,304            500,000
  9          67,937            17,844            500,000            37,772            500,000
 10          77,496            18,080            500,000            41,020            500,000
 11          87,532            17,873            500,000            43,995            500,000
 12          98,070            17,191            500,000            46,762            500,000
 13         109,134            16,028            500,000            49,271            500,000
 14         120,752            14,355            500,000            51,470            500,000
 15         132,951            12,117            500,000            53,364            500,000
 16         145,760             9,250            500,000            54,960            500,000
 17         159,209             5,641            500,000            56,203            500,000
 18         173,331             1,154            500,000            57,041            500,000
 19         188,159                 0                  0            57,483            500,000
 20         203,728                 0                  0            57,476            500,000
 25         294,060                 0                  0            47,787            500,000
 30         409,348                 0                  0             8,971            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 1.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ 4.346%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,147           $500,000           $  5,037           $500,000
  2          12,630             6,273            500,000             10,206            500,000
  3          19,423             9,330            500,000             15,550            500,000
  4          26,555            12,307            500,000             21,008            500,000
  5          34,045            15,172            500,000             26,595            500,000
  6          41,908            17,898            500,000             32,318            500,000
  7          50,165            20,447            500,000             38,187            500,000
  8          58,834            22,765            500,000             44,151            500,000
  9          67,937            24,803            500,000             50,278            500,000
 10          77,496            26,515            500,000             56,521            500,000
 11          87,532            27,873            500,000             62,830            500,000
 12          98,070            28,827            500,000             69,273            500,000
 13         109,134            29,348            500,000             75,810            500,000
 14         120,752            29,385            500,000             82,396            500,000
 15         132,951            28,857            500,000             89,041            500,000
 16         145,760            27,670            500,000             95,756            500,000
 17         159,209            25,675            500,000            102,502            500,000
 18         173,331            22,692            500,000            109,236            500,000
 19         188,159            18,522            500,000            115,974            500,000
 20         203,728            12,954            500,000            122,679            500,000
 25         294,060                 0                  0            153,261            500,000
 30         409,348                 0                  0            170,994            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.346%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,193           $500,000
  2          12,630             6,664            500,000             10,835            500,000
  3          19,423            10,229            500,000             17,011            500,000
  4          26,555            13,946            500,000             23,707            500,000
  5          34,045            17,807            500,000             30,988            500,000
  6          41,908            21,807            500,000             38,919            500,000
  7          50,165            25,930            500,000             47,574            500,000
  8          58,834            30,148            500,000             56,974            500,000
  9          67,937            34,437            500,000             67,265            500,000
 10          77,496            38,777            500,000             78,490            500,000
 11          87,532            43,172            500,000             90,702            500,000
 12          98,070            47,601            500,000            104,076            500,000
 13         109,134            52,072            500,000            118,702            500,000
 14         120,752            56,571            500,000            134,679            500,000
 15         132,951            61,062            500,000            152,179            500,000
 16         145,760            65,499            500,000            171,393            500,000
 17         159,209            69,790            500,000            192,494            500,000
 18         173,331            73,815            500,000            215,689            500,000
 19         188,159            77,442            500,000            241,261            500,000
 20         203,728            80,535            500,000            269,498            500,000
 25         294,060            83,186            500,000            464,568            538,899
 30         409,348            33,118            500,000            786,637            841,701

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.654%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,805           $508,805           $ 10,640           $510,640
  2          25,261            17,293            517,293             21,011            521,011
  3          38,846            25,422            525,422             31,151            531,151
  4          53,111            33,186            533,186             40,993            540,993
  5          68,090            40,561            540,561             50,547            550,547
  6          83,817            47,530            547,530             59,820            559,820
  7         100,330            54,064            554,064             68,815            568,815
  8         117,669            60,124            560,124             77,472            577,472
  9         135,875            65,675            565,675             85,862            585,862
 10         154,992            70,691            570,691             93,924            593,924
 11         175,064            75,168            575,168            101,598            601,598
 12         196,140            79,080            579,080            108,956            608,956
 13         218,269            82,430            582,430            115,943            615,943
 14         241,505            85,199            585,199            122,502            622,502
 15         265,903            87,342            587,342            128,639            628,639
 16         291,521            88,811            588,811            134,361            634,361
 17         318,419            89,509            589,509            139,610            639,610
 18         346,663            89,326            589,326            144,329            644,329
 19         376,319            88,153            588,153            148,532            648,532
 20         407,457            85,891            585,891            152,163            652,163
 25         588,120            56,604            556,604            158,835            658,835
 30         818,697                 0                  0            135,050            635,050

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.346%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,092           $509,092           $ 10,988           $510,988
  2          25,261             18,403            518,403             22,357            522,357
  3          38,846             27,893            527,893             34,158            534,158
  4          53,111             37,557            537,557             46,338            546,338
  5          68,090             47,372            547,372             58,919            558,919
  6          83,817             57,321            557,321             71,919            571,919
  7         100,330             67,372            567,372             85,355            585,355
  8         117,669             77,482            577,482             99,180            599,180
  9         135,875             87,609            587,609            113,478            613,478
 10         154,992             97,719            597,719            128,202            628,202
 11         175,064            107,798            607,798            143,303            643,303
 12         196,140            117,809            617,809            158,866            658,866
 13         218,269            127,742            627,742            174,848            674,848
 14         241,505            137,564            637,564            191,202            691,202
 15         265,903            147,214            647,214            207,944            707,944
 16         291,521            156,625            656,625            225,090            725,090
 17         318,419            165,676            665,676            242,591            742,591
 18         346,663            174,223            674,223            260,396            760,396
 19         376,319            182,117            682,117            278,523            778,523
 20         407,457            189,212            689,212            296,921            796,921
 25         588,120            208,953            708,953            389,900            889,900
 30         818,697            182,404            682,404            470,661            970,661

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.346%)
                        ---------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    -----------------------------
           PREM            CASH            DEATH            CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE          BENEFIT
 ---     --------       ----------       ----------       ---------       ----------
  1      $ 12,322       $    9,375       $  509,375       $  11,330       $  511,330
  2        25,261           19,538          519,538          23,731          523,731
  3        38,846           30,519          530,519          37,353          537,353
  4        53,111           42,391          542,391          52,246          552,246
  5        68,090           55,215          555,215          68,547          568,547
  6        83,817           69,063          569,063          86,402          586,402
  7       100,330           84,004          584,004         105,973          605,973
  8       117,669          100,100          600,100         127,367          627,367
  9       135,875          117,428          617,428         150,843          650,843
 10       154,992          136,077          636,077         176,547          676,547
 11       175,064          156,171          656,171         204,639          704,639
 12       196,140          177,823          677,823         235,437          735,437
 13       218,269          201,187          701,187         269,158          769,158
 14       241,505          226,410          726,410         306,035          806,035
 15       265,903          253,627          753,627         346,395          846,395
 16       291,521          282,983          782,983         390,599          890,599
 17       318,419          314,585          814,585         438,975          938,975
 18       346,663          348,535          848,535         491,887          991,887
 19       376,319          384,945          884,945         549,811        1,049,811
 20       407,457          423,949          923,949         613,196        1,113,196
 25       588,120          665,655        1,165,655       1,030,279        1,530,279
 30       818,697        1,003,219        1,503,219       1,673,782        2,173,782

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.654%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,524           $500,000           $  9,974           $500,000
  2          25,261            14,698            500,000             19,721            500,000
  3          38,846            21,459            500,000             29,155            500,000
  4          53,111            27,780            500,000             38,350            500,000
  5          68,090            33,641            500,000             47,253            500,000
  6          83,817            39,044            500,000             55,815            500,000
  7         100,330            43,969            500,000             64,109            500,000
  8         117,669            48,422            500,000             72,090            500,000
  9         135,875            52,387            500,000             79,717            500,000
 10         154,992            55,824            500,000             87,002            500,000
 11         175,064            58,691            500,000             93,958            500,000
 12         196,140            60,899            500,000            100,544            500,000
 13         218,269            62,344            500,000            106,721            500,000
 14         241,505            62,919            500,000            112,509            500,000
 15         265,903            62,521            500,000            117,871            500,000
 16         291,521            61,084            500,000            122,769            500,000
 17         318,419            58,526            500,000            127,223            500,000
 18         346,663            54,777            500,000            131,005            500,000
 19         376,319            49,740            500,000            134,038            500,000
 20         407,457            43,222            500,000            136,288            500,000
 25         588,120                 0                  0            132,057            500,000
 30         818,697                 0                  0             87,136            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.346%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,770           $500,000           $ 10,300           $500,000
  2          25,261             15,649            500,000             20,985            500,000
  3          38,846             23,575            500,000             31,984            500,000
  4          53,111             31,522            500,000             43,381            500,000
  5          68,090             39,471            500,000             55,140            500,000
  6          83,817             47,425            500,000             67,230            500,000
  7         100,330             55,366            500,000             79,737            500,000
  8         117,669             63,305            500,000             92,640            500,000
  9         135,875             71,231            500,000            105,917            500,000
 10         154,992             79,115            500,000            119,605            500,000
 11         175,064             86,920            500,000            133,743            500,000
 12         196,140             94,574            500,000            148,323            500,000
 13         218,269            101,986            500,000            163,346            500,000
 14         241,505            109,065            500,000            178,865            500,000
 15         265,903            115,727            500,000            194,895            500,000
 16         291,521            121,924            500,000            211,457            500,000
 17         318,419            127,595            500,000            228,623            500,000
 18         346,663            132,696            500,000            246,295            500,000
 19         376,319            137,159            500,000            264,504            500,000
 20         407,457            140,842            500,000            283,330            500,000
 25         588,120            138,050            500,000            389,874            500,000
 30         818,697             54,932            500,000            533,260            559,923

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.346%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,012       $  500,000       $   10,621       $  500,000
  2        25,261           16,621          500,000           22,277          500,000
  3        38,846           25,826          500,000           34,989          500,000
  4        53,111           35,667          500,000           48,492          500,000
  5        68,090           46,201          500,000           64,218          500,000
  6        83,817           57,515          500,000           80,910          500,000
  7       100,330           69,690          500,000           99,249          500,000
  8       117,669           82,847          500,000          119,378          500,000
  9       135,875           97,105          500,000          141,465          500,000
 10       154,992          112,583          500,000          165,754          500,000
 11       175,064          129,420          500,000          192,523          500,000
 12       196,140          147,747          500,000          222,044          500,000
 13       218,269          167,716          500,000          254,637          500,000
 14       241,505          189,525          500,000          290,716          500,000
 15       265,903          213,431          500,000          330,722          500,000
 16       291,521          239,785          500,000          375,174          500,000
 17       318,419          269,012          500,000          424,700          505,393
 18       346,663          301,640          500,000          479,500          565,810
 19       376,319          338,302          500,000          539,709          631,460
 20       407,457          379,741          500,000          605,860          702,798
 25       588,120          676,144          723,474        1,051,271        1,124,860
 30       818,697        1,158,993        1,216,943        1,774,961        1,863,709

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.654%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        @ 5.00%            VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,809         $520,809         $ 23,278         $523,278
  2           54,732           40,985          540,985           46,078          546,078
  3           84,168           60,461          560,461           68,311          568,311
  4          115,075           79,208          579,208           90,053          590,053
  5          147,528           97,201          597,201          111,246          611,246
  6          181,603          114,441          614,441          131,834          631,834
  7          217,382          130,907          630,907          151,893          651,893
  8          254,950          146,603          646,603          171,372          671,372
  9          294,397          161,515          661,515          190,216          690,216
 10          335,816          175,602          675,602          208,435          708,435
 11          379,305          188,817          688,817          226,040          726,040
 12          424,970          201,070          701,070          242,977          742,977
 13          472,917          212,253          712,253          259,190          759,190
 14          523,262          222,258          722,258          274,699          774,699
 15          576,124          230,993          730,993          289,449          789,449
 16          631,629          238,414          738,414          303,389          803,389
 17          689,909          244,472          744,472          316,538          816,538
 18          751,104          249,142          749,142          328,590          828,590
 19          815,358          252,382          752,382          339,440          839,440
 20          882,825          254,062          754,062          349,042          849,042
 25        1,274,261          230,867          730,867          374,011          874,011
 30        1,773,845          133,347          633,347          348,243          848,243

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.346%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,489       $  521,489       $   24,039        $ 524,039
  2          54,732         43,613          543,613           49,025          549,025
  3          84,168         66,321          566,321           74,903          574,903
  4         115,075         89,595          589,595          101,776          601,776
  5         147,528        113,423          613,423          129,623          629,623
  6         181,603        137,818          637,818          158,418          658,418
  7         217,382        162,766          662,766          188,269          688,269
  8         254,950        188,288          688,288          219,162          719,162
  9         294,397        214,377          714,377          251,075          751,075
 10         335,816        241,003          741,003          284,052          784,052
 11         379,305        268,129          768,129          318,140          818,140
 12         424,970        295,666          795,666          353,320          853,320
 13         472,917        323,507          823,507          389,573          889,573
 14         523,262        351,535          851,535          426,952          926,952
 15         576,124        379,643          879,643          465,439          965,439
 16         631,629        407,770          907,770          505,015        1,005,015
 17         689,909        435,841          935,841          545,735        1,045,735
 18         751,104        463,809          963,809          587,320        1,087,320
 19         815,358        491,600          991,600          629,681        1,129,681
 20         882,825        519,050        1,019,050          672,785        1,172,785
 25       1,274,261        640,789        1,140,789          895,164        1,395,164
 30       1,773,845        704,011        1,204,011        1,114,422        1,614,422

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

 Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.346%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       @ 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,157       $  522,157       $   24,786       $  524,786
  2          54,732           46,298          546,298           52,036          552,036
  3          84,168           72,548          572,548           81,905          581,905
  4         115,075          101,080          601,080          114,732          614,732
  5         147,528          132,092          632,092          150,754          650,754
  6         181,603          165,830          665,830          190,233          690,233
  7         217,382          202,537          702,537          233,595          733,595
  8         254,950          242,515          742,515          281,181          781,181
  9         294,397          286,072          786,072          333,358          833,358
 10         335,816          333,522          833,522          390,601          890,601
 11         379,305          385,205          885,205          453,435          953,435
 12         424,970          441,448          941,448          522,370        1,022,370
 13         472,917          502,591        1,002,591          597,969        1,097,969
 14         523,262          569,010        1,069,010          680,928        1,180,928
 15         576,124          641,135        1,141,135          771,941        1,271,941
 16         631,629          719,488        1,219,488          871,773        1,371,773
 17         689,909          804,642        1,304,642          981,345        1,481,345
 18         751,104          897,251        1,397,251        1,101,328        1,601,328
 19         815,358          998,022        1,498,022        1,232,671        1,732,671
 20         882,825        1,107,641        1,607,641        1,376,483        1,876,483
 25       1,274,261        1,813,512        2,313,512        2,326,923        2,826,923
 30       1,773,845        2,869,982        3,369,982        3,819,228        4,319,228

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                                                        MFS VARIABLE INSURANCE
                                                        TRUST

                                [PARAGON LOGO]

              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997

                                                                      50456 Com

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of an investment company currently consisting of twelve separate mutual fund series, or "Funds": MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series. The accompanying prospectus for MFS Variable Insurance Trust (the "Trust") describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For MFS Variable Insurance Trust.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  MFS Variable Insurance Trust.............................................  11
  Addition, Deletion, or Substitution of Investments.......................  13
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  17
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  23
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  26
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  27
  Payment of Policy Benefits...............................................  27
Charges and Deductions.....................................................  28
  Sales Charges............................................................  28
  Premium Tax Charge.......................................................  28
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  31
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  34
General Provisions of the Group Contract...................................  35
Federal Tax Matters........................................................  37
Safekeeping of the Separate Account's Assets...............................  40
Voting Rights..............................................................  40
State Regulation of the Company............................................  41
Management of the Company..................................................  42
Legal Matters..............................................................  43
Legal Proceedings..........................................................  43
Experts....................................................................  43
Additional Information.....................................................  43
Financial Statements.......................................................  43
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available as an Individual Policy in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account available for allocation under the Policy. Each Division invests exclusively in the shares of MFS Variable Insurance Trust.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate mutual fund series of MFS Variable Insurance Trust, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract," page 35.) Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, in Corporate Programs, the Owner will generally remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Fund of the Trust. The twelve Funds currently available are MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series. Each Fund has a different investment objective. (See "The Separate Account--MFS Variable Insurance Trust.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page 16). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Program or Corporate Program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to the Policy as issued) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Trust because the Separate Account purchases the shares of the Trust.

(See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: MFS Emerging Growth Series 1.00%; MFS Value Series 1.00%; MFS Research Series 1.00%; MFS Growth With Income Series 1.00%; MFS Total Return Series 1.00%; MFS Utilities Series 1.00%; MFS High Income Series 1.00%; MFS World Governments Series 1.00%; MFS Bond Series 1.00%; MFS Limited Maturity Series 1.00%; and MFS Money Market Series .60%. MFS has agreed to bear expenses for all Series during the period. Without this reimbursement, the series' total expenses would have been: MFS Emerging Growth Series 1.16%; MFS Value Series 3.83%; MFS Research Series 1.48%; MFS Growth With Income Series 2.07%; MFS Total Return Series 2.10%; MFS Utilities Series 2.75%; MFS High Income Series 1.62%; MFS World Governments Series 2.03%; MFS Bond Series 9.45%; MFS Limited Maturity Series 7.55%; and MFS Money Market Series 27.74%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," page 16, and "Policy Rights and Privileges--Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," page 23.) Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes.

Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.
M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division for the Policy invests in shares of a single series of the Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

MFS VARIABLE INSURANCE TRUST

  The Separate Account invests in shares of the Trust, a series-type mutual fund registered with the SEC as an open-end, management investment company. The Trust currently has twelve separate mutual fund series or "Funds" which are available in the Policies: MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital.

The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

  MFS Value Series' investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation. While the Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

  MFS Research Series' investment objective is to provide long-term growth of capital and future income. The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Advisor but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility. The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

  MFS Growth With Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

  MFS Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Generally, at least 40% of the assets of the Series are invested in equity securities.

  MFS Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Utilities Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

  MFS High Income Series' investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Series may invest some of its assets in high yield securities known as "junk bonds." The risks of investing in these securities are described in the MFS prospectus which should be read carefully before investing.

  MFS World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

  MFS Strategic Fixed Income Series' investment objective is to maximize current income. The Strategic Fixed Income Series seeks to achieve its objective by investing approximately one-third of its assets in each of the following sectors of the fixed income securities markets: (i) U.S. Government securities; (ii) debt securities issued by foreign governments, their political subdivisions and other foreign issuers; and (iii) high yielding corporate fixed income securities, some of which may involve equity features.

  MFS Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  MFS Limited Maturity Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  MFS Money Market Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Trust, which must accompany or precede this Prospectus and which should be read carefully.

  Massachusetts Financial Services Company ("MFS") provides investment advisory services to the Trust in accordance with the terms of the current prospectus for the Trust. The Funds pay investment management fees to MFS as part of their expenses. See the Trust prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Funds of the Trust are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Trust prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of the Trust and to substitute shares of another Fund of the Trust or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the Trust, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Trust will always be available. The Trust sells shares to the Separate Account in accordance with the terms of a participation agreement between the Trust, the Company, and MFS. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Trust shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Trust. In the event that the Trust is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an individual employee to be eligible to be an Insured under a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, there may be specific classes to which the employee must belong to be eligible to be an Insured under a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder or sponsoring employer may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company may issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. In Corporate Programs, the Owner or its designated payor will remit premiums. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. For Corporate Programs, the Owner or its designated payor shall remit any scheduled and unscheduled premium payments. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no changes in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer sponsored insurance program, Executive Program or Corporate Program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an

Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums.") the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit," page 17), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page 16.)

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions," page 28.)

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request.

(See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes the Company deducts a charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the general range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," page 17, and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Trust. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Trust. (See "MFS Variable Insurance Trust.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Owner of the Policy is the entity named as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts, employer-sponsored insurance programs, Executive Programs, or Corporate Programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the MFS Variable Insurance Trust and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of

Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received zero commissions for the Policies for the year ended December 31, 1995, and $15,044 commissions for the Policies for the year ended December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Trust or its investments, the Trust has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Trust, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either Rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Trust shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of the Trust held in the Separate Account at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Trust in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust.

  Because the Funds of the Trust serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the Trust if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

                                              PRINCIPAL OCCUPATION(S)
           NAME                               DURING PAST FIVE YEARS*
           ----                               -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June, 1986, and
                           Vice President, New Ventures, since June 1986, General
                           American Life Insurance Co., St. Louis, MO (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since July, 1996.
                           Formerly, Director of Accounting, Prudential Insurance
                           Company of America, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary and
    General American Life  Treasurer, GenAm since October, 1994. Executive Vice
     Insurance Company     President-Group Pensions, GenAm January, 1990-October, 1994.
    700 Market Street
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984. Secretary
    General American Life  since August, 1981. Vice President and Associate General
     Insurance Company     Counsel, GenAm, since December 30, 1995.
    700 Market Street
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since November,
                           1996. Vice President and Chief Actuary August, 1990-
                           November, 1996; Second Vice President and Chief Actuary,
                           May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development since
                           January, 1995. Formerly, Senior Vice President, Fortis, Inc.
                           July, 1991-August, 1994. Vice President, Mutual Benefit
                           prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President, and Chief Executive Officer, GenAm,
                           since May, 1992. President and Chief Operating Officer,
                           GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning Corporation
                           and Conning Asset Management Company since January, 1997.
                           Executive Vice President--Investments, GenAm, February,
                           1991-January, 1997.
    Warren J. Winer        Executive Vice President--Group, GenAm, since September
                           1995. Formerly, Managing Director, Wm. M. Mercer, July,
                           1993-August, 1995; President, W F Corroon, September, 1990-
                           July, 1993.
    Bernard H Wolzenski    Executive Vice President--Individual, GenAm, since November,
                           1991. Vice President--Life Product Management, GenAm, May,
                           1989- November, 1991.
    A. Greig Woodring      President, Reinsurance Group of America, Inc., since May,
                           1993. Formerly, Executive Vice President--Reinsurance,
                           GenAm, since January, 1990.

--------
   *All positions listed are with the Company unless otherwise indicated. **The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
 ***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring-Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
  @Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research and World Governments Divisions of Paragon Separate Account B as of December 31, 1996, and related statements of operations and changes in net assets for the period from February 16, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research and World Governments Divisions of Paragon Separate Account B as of December 31, 1996, and the results of their operations and changes in their net assets for the period from February 16, 1996 (inception) to December 31, 1996 presented in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1997

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1996

                                                                          GROWTH
                                     HIGH    MONEY   EMERGING              WITH    TOTAL                WORLD
                            BOND    INCOME   MARKET   GROWTH   UTILITIES  INCOME   RETURN  RESEARCH  GOVERNMENTS
                          DIVISION DIVISION DIVISION DIVISION  DIVISION  DIVISION DIVISION DIVISION   DIVISION
                          -------- -------- -------- --------  --------- -------- -------- --------  -----------
NET ASSETS:
Investments in MFS In-
 vestments, at Market
 Value (See Schedule of
 Investments)...........  $13,550   26,818     231   613,384    16,220    35,656   82,282  364,353      1,655
Receivable (payable)
 from/to Paragon Life
 Insurance Company......      --         1       1       (15)      --         (1)      (2)      (9)       --
                          -------   ------    ----   -------    ------    ------   ------  -------      -----
 Total Net Assets.......   13,550   26,819     232   613,369    16,220    35,655   82,280  364,344      1,655
                          =======   ======    ====   =======    ======    ======   ======  =======      =====
Group Variable Universal
 Life Cash Value In-
 vested in Separate Ac-
 count..................   13,550   26,819     232   613,369    16,220    35,655   82,280  364,344      1,655
                          -------   ------    ----   -------    ------    ------   ------  -------      -----
                          $13,550   26,819     232   613,369    16,220    35,655   82,280  364,344      1,655
                          =======   ======    ====   =======    ======    ======   ======  =======      =====
Total Units Held........    1,313    2,349     220    46,300     1,097     2,721    5,919   27,564        154
Net Asset Value Per
 Unit...................    10.32    11.42    1.06     13.25     14.78     13.10    13.90    13.22      10.74
Cost of Investments.....  $13,264   24,723     229   563,271    14,249    31,492   76,762  319,914      1,641
                          =======   ======    ====   =======    ======    ======   ======  =======      =====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS
     FOR THE PERIOD FROM FEBRUARY 16, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                                                          GROWTH
                                     HIGH     MONEY   EMERGING             WITH    TOTAL               WORLD
                            BOND    INCOME    MARKET   GROWTH  UTILITIES  INCOME   RETURN  RESEARCH GOVERNMENTS
                          DIVISION DIVISION  DIVISION DIVISION DIVISION  DIVISION DIVISION DIVISION  DIVISION
                          -------- --------  -------- -------- --------- -------- -------- -------- -----------
Net Realized Gain from
Sales of Investments:
 Proceeds from Sales....   $6,424  124,652    92,243   44,470   41,990    2,018    19,403   22,483     3,021
 Cost of Investments
 Sold...................    6,461  124,741    92,193   41,467   42,077    1,922    19,297   20,877     3,020
                           ------  -------    ------   ------   ------    -----    ------   ------     -----
   Net Realized Gain
   (Loss) from Sales of
   Investments..........      (37)     (89)       50    3,003      (87)      96       106    1,606         1
Net Unrealized Gain on
Investments.............      285    2,096         2   50,113    1,971    4,164     5,519   44,439        14
                           ------  -------    ------   ------   ------    -----    ------   ------     -----
   Net Gain on Invest-
   ments................      248    2,007        52   53,116    1,884    4,260     5,625   46,045        15
Expenses:
 Mortality and Expense
 Charge.................       65      191        13    4,309      105      193       328    2,279         3
                           ------  -------    ------   ------   ------    -----    ------   ------     -----
Increase in Assets Re-
sulting from Operations.   $  183    1,816        39   48,807    1,779    4,067     5,297   43,766        12
                           ======  =======    ======   ======   ======    =====    ======   ======     =====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE PERIOD FROM FEBRUARY 16, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                      HIGH    MONEY   EMERGING              GROWTH     TOTAL                WORLD
                            BOND     INCOME   MARKET   GROWTH   UTILITIES WITH INCOME  RETURN  RESEARCH  GOVERNMENTS
                          DIVISION  DIVISION DIVISION DIVISION  DIVISION   DIVISION   DIVISION DIVISION   DIVISION
                          --------  -------- -------- --------  --------- ----------- -------- --------  -----------
Operations:
 Net Realized Gain
  (Loss) from sales of
  investments...........  $   (37)      (89)    50      3,003       (87)        96        106    1,606          1
 Net Unrealized Gain on
  Investments...........      285     2,096      2     50,113     1,971      4,164      5,519   44,439         14
 Mortality and Expense
  Charge................      (65)     (191)   (13)    (4,309)     (105)      (193)      (328)  (2,279)        (3)
                          -------    ------    ---    -------    ------     ------     ------  -------      -----
 Increase in Net Assets
  Resulting from
  Operations............      183     1,816     39     48,807     1,779      4,067      5,297   43,766         12
 Net Deposits into
  Separate Account......   13,367    25,003    193    564,562    14,441     31,588     76,983  320,578      1,643
                          -------    ------    ---    -------    ------     ------     ------  -------      -----
Net Assets, End of Year.  $13,550    26,819    232    613,369    16,220     35,655     82,280  364,344      1,655
                          =======    ======    ===    =======    ======     ======     ======  =======      =====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 16, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, nine of which invests exclusively in shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond Portfolio, High Income Portfolio, Money Market Portfolio, Emerging Growth Portfolio, Utilities Portfolio, Growth With Income Portfolio, Total Return Portfolio, Research Portfolio and World Governments Portfolio (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for

                           PARAGON SEPARATE ACCOUNT B
providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF MFS VARIABLE INSURANCE TRUST SHARES

  During the period from February 16, 1996 (inception) to December 31, 1996 purchases and proceeds from the sales of the MFS Variable Insurance Trust were as follows:

                                                                        GROWTH
                                    HIGH    MONEY   EMERGING             WITH    TOTAL               WORLD
                           BOND    INCOME   MARKET   GROWTH  UTILITIES  INCOME   RETURN  RESEARCH GOVERNMENTS
                         DIVISION DIVISION DIVISION DIVISION DIVISION  DIVISION DIVISION DIVISION  DIVISION
                         -------- -------- -------- -------- --------- -------- -------- -------- -----------
Purchases............... $19,725  149,463   92,422  604,738   56,327    33,414   96,060  340,792     4,662
Sales................... $ 6,424  124,652   92,243   44,470   41,990     2,018   19,403   22,483     3,021
                         =======  =======   ======  =======   ======    ======   ======  =======     =====

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the period from February 16, 1996 (inception) to December 31, 1996:

                                                                        GROWTH
                                    HIGH    MONEY   EMERGING             WITH    TOTAL               WORLD
                           BOND    INCOME   MARKET   GROWTH  UTILITIES  INCOME   RETURN  RESEARCH GOVERNMENTS
                         DIVISION DIVISION DIVISION DIVISION DIVISION  DIVISION DIVISION DIVISION  DIVISION
                         -------- -------- -------- -------- --------- -------- -------- -------- -----------
Net Increase in Units
 Deposits...............  1,392    2,451    91,253   49,390    1,139    2,875    6,408    29,198      164
 Withdrawals............     79      102    91,033    3,090       42      154      489     1,634       10
                          -----    -----    ------   ------    -----    -----    -----    ------      ---
Outstanding Units, End
of Year.................  1,313    2,349       220   46,300    1,097    2,721    5,919    27,564      154
                          =====    =====    ======   ======    =====    =====    =====    ======      ===

                           PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the period from February 16, 1996 to December 31, 1996:

                                     HIGH    MONEY   EMERGING              GROWTH     TOTAL                WORLD
                            BOND    INCOME   MARKET   GROWTH   UTILITIES WITH INCOME  RETURN  RESEARCH  GOVERNMENTS
                          DIVISION DIVISION DIVISION DIVISION  DIVISION   DIVISION   DIVISION DIVISION   DIVISION
                          -------- -------- -------- --------  --------- ----------- -------- --------  -----------
Surrenders and
Withdrawals.............  $ 8,095   25,528   59,355  633,446    13,848     35,060     86,889  356,646        147
Transfers Between Funds
and General Account.....    6,587    1,650      --    (6,587)    1,650        --       1,650   (6,601)     1,650
                          -------   ------   ------  -------    ------     ------     ------  -------      -----
  Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............   14,682   27,178   59,355  626,859    15,498     35,060     88,539  350,045      1,797
Deductions:
 Premium Expense
 Charges................      243      766    1,781   19,003       415      1,052      2,607   10,699          4
 Monthly Expense
 Charges................       76      151        1    3,450        91        201        463    2,049          9
 Cost of Insurance and
 Optional Benefits......      996    1,258   57,380   39,844       551      2,219      8,486   16,719        141
                          -------   ------   ------  -------    ------     ------     ------  -------      -----
  Total Deductions......    1,315    2,715   59,162   62,297     1,057      3,472     11,556   29,467        154
                          -------   ------   ------  -------    ------     ------     ------  -------      -----
Net Deposits from
Policyholders...........  $13,367   25,003      193  564,562    14,441     31,588     76,983  320,578      1,643
                          =======   ======   ======  =======    ======     ======     ======  =======      =====

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                     NUMBER    MARKET
                                                    OF SHARES  VALUE     COST
                                                    --------- -------- --------
MFS VARIABLE INSURANCE TRUST:
  Bond Division....................................   1,347   $ 13,550 $ 13,264
  High Income Division.............................   2,467     26,818   24,723
  Money Market Division............................     231        231      229
  Emerging Growth Division.........................  46,328    613,384  563,271
  Utilities Division...............................   1,187     16,220   14,249
  Growth With Income Division......................   2,747     35,656   31,492
  Total Return Division............................   6,002     82,282   76,762
  Research Division................................  27,750    364,353  319,914
  World Governments Division.......................     156      1,655    1,641





                 See Accompanying Independent Auditors' Report

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .695%, representing the average of the fees incurred in 1996 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Trust prospectus), and a .268% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.863%, 4.137%, and 10.137%, respectively. No expense reimbursement arrangement exists between the Company and the Trust. MFS reimbursed expenses in 1996 for all Series of the Trust.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.863%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,043           $500,000           $ 4,872           $500,000
  2          12,630             5,877            500,000             9,568            500,000
  3          19,423             8,458            500,000            14,128            500,000
  4          26,555            10,780            500,000            18,487            500,000
  5          34,045            12,819            500,000            22,655            500,000
  6          41,908            14,558            500,000            26,638            500,000
  7          50,165            15,967            500,000            30,440            500,000
  8          58,834            17,007            500,000            34,006            500,000
  9          67,937            17,641            500,000            37,402            500,000
 10          77,496            17,840            500,000            40,572            500,000
 11          87,532            17,597            500,000            43,463            500,000
 12          98,070            16,879            500,000            46,141            500,000
 13         109,134            15,683            500,000            48,557            500,000
 14         120,752            13,979            500,000            50,658            500,000
 15         132,951            11,714            500,000            52,451            500,000
 16         145,760             8,825            500,000            53,942            500,000
 17         159,209             5,201            500,000            55,078            500,000
 18         173,331               706            500,000            55,807            500,000
 19         188,159                 0                  0            56,139            500,000
 20         203,728                 0                  0            56,020            500,000
 25         294,060                 0                  0            45,783            500,000
 30         409,348                 0                  0             6,532            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.137%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,143           $500,000           $  5,031           $500,000
  2          12,630             6,259            500,000             10,184            500,000
  3          19,423             9,300            500,000             15,501            500,000
  4          26,555            12,253            500,000             20,919            500,000
  5          34,045            15,087            500,000             26,453            500,000
  6          41,908            17,775            500,000             32,109            500,000
  7          50,165            20,278            500,000             37,896            500,000
  8          58,834            22,543            500,000             43,762            500,000
  9          67,937            24,520            500,000             49,775            500,000
 10          77,496            26,164            500,000             55,885            500,000
 11          87,532            27,448            500,000             62,042            500,000
 12          98,070            28,320            500,000             68,313            500,000
 13         109,134            28,753            500,000             74,656            500,000
 14         120,752            28,696            500,000             81,024            500,000
 15         132,951            28,068            500,000             87,426            500,000
 16         145,760            26,775            500,000             93,873            500,000
 17         159,209            24,671            500,000            100,320            500,000
 18         173,331            21,575            500,000            106,725            500,000
 19         188,159            17,290            500,000            113,103            500,000
 20         203,728            11,606            500,000            119,410            500,000
 25         294,060                 0                  0            147,698            500,000
 30         409,348                 0                  0            160,695            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.137%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @ 5.0%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,241           $500,000           $  5,188           $500,000
  2          12,630             6,650            500,000             10,813            500,000
  3          19,423            10,196            500,000             16,959            500,000
  4          26,555            13,887            500,000             23,609            500,000
  5          34,045            17,709            500,000             30,825            500,000
  6          41,908            21,658            500,000             38,669            500,000
  7          50,165            25,717            500,000             47,212            500,000
  8          58,834            29,855            500,000             56,468            500,000
  9          67,937            34,047            500,000             66,582            500,000
 10          77,496            38,270            500,000             77,590            500,000
 11          87,532            42,525            500,000             89,538            500,000
 12          98,070            46,788            500,000            102,593            500,000
 13         109,134            51,064            500,000            116,837            500,000
 14         120,752            55,336            500,000            132,361            500,000
 15         132,951            59,562            500,000            149,322            500,000
 16         145,760            63,692            500,000            167,900            500,000
 17         159,209            67,626            500,000            188,253            500,000
 18         173,331            71,238            500,000            210,568            500,000
 19         188,159            74,387            500,000            235,109            500,000
 20         203,728            76,927            500,000            262,137            500,000
 25         294,060            75,188            500,000            447,419            519,006
 30         409,348            15,429            500,000            751,969            804,607

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.863%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,795           $508,795           $ 10,628           $510,628
  2          25,261            17,255            517,255             20,965            520,965
  3          38,846            25,338            525,338             31,049            531,049
  4          53,111            33,041            533,041             40,816            540,816
  5          68,090            40,341            540,341             50,277            550,277
  6          83,817            47,220            547,220             59,437            559,437
  7         100,330            53,653            553,653             68,303            568,303
  8         117,669            59,599            559,599             76,814            576,814
  9         135,875            65,027            565,027             85,043            585,043
 10         154,992            69,910            569,910             92,930            592,930
 11         175,064            74,248            574,248            100,416            600,416
 12         196,140            78,014            578,014            107,573            607,573
 13         218,269            81,213            581,213            114,348            614,348
 14         241,505            83,828            583,828            120,685            620,685
 15         265,903            85,814            585,814            126,590            626,590
 16         291,521            87,125            587,125            132,073            632,073
 17         318,419            87,667            587,667            137,075            637,075
 18         346,663            87,330            587,330            141,541            641,541
 19         376,319            86,006            586,006            145,487            645,487
 20         407,457            83,601            583,601            148,857            648,857
 25         588,120            53,773            553,773            154,225            654,225
 30         818,697                 0                  0            129,330            629,330

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.137%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,082           $509,082           $ 10,976           $510,976
  2          25,261             18,364            518,364             22,309            522,309
  3          38,846             27,804            527,804             34,050            534,050
  4          53,111             37,397            537,397             46,143            546,143
  5          68,090             47,118            547,118             58,607            558,607
  6          83,817             56,949            556,949             71,459            571,459
  7         100,330             66,857            566,857             84,715            584,715
  8         117,669             76,796            576,796             98,324            598,324
  9         135,875             86,726            586,726            112,369            612,369
 10         154,992             96,609            596,609            126,799            626,799
 11         175,064            106,432            606,432            141,563            641,563
 12         196,140            116,155            616,155            156,744            656,744
 13         218,269            125,768            625,768            172,297            672,297
 14         241,505            135,236            635,236            188,170            688,170
 15         265,903            144,498            644,498            204,378            704,378
 16         291,521            153,486            653,486            220,933            720,933
 17         318,419            162,077            662,077            237,783            737,783
 18         346,663            170,127            670,127            254,873            754,873
 19         376,319            177,487            677,487            272,220            772,220
 20         407,457            184,010            684,010            289,768            789,768
 25         588,120            200,345            700,345            377,335            877,335
 30         818,697            169,614            669,614            450,477            950,477

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.137%)
                           ---------------------------------------------------------------------
                                 GUARANTEED*                           CURRENT**
                           -------------------------------     ---------------------------------
            PREM             CASH             DEATH               CASH              DEATH
 YR       @ 5.00%           VALUE            BENEFIT             VALUE             BENEFIT
 ---      --------         --------         ----------         ----------         ----------
  1       $ 12,322         $  9,365         $  509,365         $   11,318         $  511,318
  2         25,261           19,498            519,498             23,683            523,683
  3         38,846           30,425            530,425             37,239            537,239
  4         53,111           42,215            542,215             52,030            552,030
  5         68,090           54,923            554,923             68,189            568,189
  6         83,817           68,617            568,617             85,853            585,853
  7        100,330           83,361            583,361            105,177            605,177
  8        117,669           99,209            599,209            126,258            626,258
  9        135,875          116,230            616,230            149,345            649,345
 10        154,992          134,505            634,505            174,570            674,570
 11        175,064          154,149            654,149            202,083            702,083
 12        196,140          175,264            675,264            232,184            732,184
 13        218,269          197,992            697,992            265,074            765,074
 14        241,505          222,465            722,465            300,964            800,964
 15        265,903          248,805            748,805            340,162            840,162
 16        291,521          277,138            777,138            383,001            883,001
 17        318,419          307,553            807,553            429,782            929,782
 18        346,663          340,131            840,131            480,836            980,836
 19        376,319          374,959            874,959            536,604          1,036,604
 20        407,457          412,146            912,146            597,494          1,097,494
 25        588,120          640,082          1,140,082            995,196          1,495,196
 30        818,697          951,838          1,451,838          1,601,012          2,101,012

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.863%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,515           $500,000           $  9,963           $500,000
  2          25,261            14,665            500,000             19,677            500,000
  3          38,864            21,387            500,000             29,060            500,000
  4          53,111            27,656            500,000             38,184            500,000
  5          68,090            33,453            500,000             46,998            500,000
  6          83,817            38,780            500,000             55,454            500,000
  7         100,330            43,618            500,000             63,625            500,000
  8         117,669            47,974            500,000             71,468            500,000
  9         135,875            51,833            500,000             78,942            500,000
 10         154,992            55,157            500,000             86,059            500,000
 11         175,064            57,902            500,000             92,833            500,000
 12         196,140            59,983            500,000             99,225            500,000
 13         218,269            61,295            500,000            105,195            500,000
 14         241,505            61,732            500,000            110,764            500,000
 15         265,903            61,193            500,000            115,894            500,000
 16         291,521            59,613            500,000            120,550            500,000
 17         318,419            56,911            500,000            124,750            500,000
 18         346,663            53,019            500,000            128,267            500,000
 19         376,319            47,842            500,000            131,023            500,000
 20         407,457            41,187            500,000            132,984            500,000
 25         588,120                 0                  0            127,106            500,000
 30         818,697                 0                  0             80,085            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.137%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,761           $500,000           $ 10,289           $500,000
  2          25,261             15,615            500,000             20,941            500,000
   3         38,846             23,499            500,000             31,882            500,000
  4          53,111             31,385            500,000             43,197            500,000
  5          68,090             39,253            500,000             54,846            500,000
  6          83,817             47,105            500,000             66,797            500,000
  7         100,330             54,923            500,000             79,132            500,000
  8         117,669             62,715            500,000             91,829            500,000
  9         135,875             70,469            500,000            104,863            500,000
 10         154,992             78,153            500,000            118,268            500,000
 11         175,064             85,730            500,000            132,080            500,000
 12         196,140             93,123            500,000            146,287            500,000
 13         218,269            100,240            500,000            160,885            500,000
 14         241,505            106,986            500,000            175,925            500,000
 15         265,903            113,276            500,000            191,415            500,000
 16         291,521            119,054            500,000            207,370            500,000
 17         318,419            124,258            500,000            223,857            500,000
 18         346,663            128,836            500,000            240,767            500,000
 19         376,319            132,715            500,000            258,121            500,000
 20         407,457            135,745            500,000            275,988            500,000
 25         588,120            128,159            500,000            375,554            500,000
 30         818,697             35,073            500,000            507,369            532,737

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.137%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,003       $  500,000       $   10,610       $  500,000
  2        25,261           16,586          500,000           22,232          500,000
  3        38,846           25,745          500,000           34,881          500,000
  4        53,111           35,516          500,000           48,739          500,000
  5        68,090           45,950          500,000           63,880          500,000
  6        83,817           57,132          500,000           80,391          500,000
  7       100,330           69,135          500,000           98,495          500,000
  8       117,669           82,074          500,000          118,325          500,000
  9       135,875           96,061          500,000          140,038          500,000
 10       154,992          111,204          500,000          163,865          500,000
 11       175,064          127,633          500,000          190,069          500,000
 12       196,140          145,463          500,000          218,905          500,000
 13       218,269          164,832          500,000          250,672          500,000
 14       241,505          185,916          500,000          285,761          500,000
 15       265,903          208,951          500,000          324,584          500,000
 16       291,521          234,258          500,000          367,626          500,000
 17       318,419          262,229          500,000          415,477          500,000
 18       346,663          293,347          500,000          468,454          552,776
 19       376,319          328,195          500,000          526,566          616,083
 20       407,457          367,451          500,000          590,291          684,738
 25       588,120          649,151          694,591        1,016,789        1,087,964
 30       818,697        1,105,451        1,160,723        1,703,263        1,788,427

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.863%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        @ 5.00%            VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,785         $520,785         $ 23,252         $523,252
  2           54,732           40,895          540,895           45,976          545,976
  3           84,168           60,264          560,264           68,089          568,089
  4          115,075           78,864          578,864           89,665          589,665
  5          147,528           96,676          596,676          110,651          610,651
  6          181,603          113,702          613,702          130,992          630,992
  7          217,382          129,921          629,921          150,766          650,766
  8          254,950          145,342          645,342          169,923          669,923
  9          294,397          159,951          659,951          188,411          688,411
 10          335,816          173,709          673,709          206,242          706,242
 11          379,305          186,575          686,575          223,428          723,428
 12          424,970          198,457          698,457          239,917          739,917
 13          472,917          209,251          709,251          255,656          755,656
 14          523,262          218,852          718,852          270,666          770,666
 15          576,124          227,172          727,172          284,895          784,895
 16          631,629          234,168          734,168          298,293          798,293
 17          689,909          239,794          739,794          310,882          810,882
 18          751,104          244,030          744,030          322,358          822,358
 19          815,358          246,835          746,835          332,617          832,617
 20          882,825          248,083          748,083          341,619          841,619
 25        1,274,261          222,909          722,909          363,538          863,538
 30        1,773,845          124,187          624,187          334,989          834,989

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.137%)
                         --------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                         ----------------------------    ------------------------------
           PREM            CASH           DEATH             CASH            DEATH
 YR       @ 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ---------       --------       ----------       ----------       ----------
  1      $  26,698       $ 21,465       $  521,465       $   24,012       $  524,012
  2         54,732         43,521          543,521           48,922          548,922
  3         84,168         66,111          566,111           74,666          574,666
  4        115,075         89,215          589,215          101,348          601,348
  5        147,528        112,819          612,819          128,939          628,939
  6        181,603        136,930          636,930          157,409          657,409
  7        217,382        161,533          661,533          186,862          686,862
  8        254,950        186,643          686,643          217,278          717,278
  9        294,397        212,250          712,250          248,631          748,631
 10        335,816        238,321          738,321          280,958          780,958
 11        379,305        264,814          764,814          314,300          814,300
 12        424,970        291,637          791,637          348,633          848,633
 13        472,917        318,676          818,676          383,930          883,930
 14        523,262        345,812          845,812          420,239          920,239
 15        576,124        372,935          872,935          457,534          957,534
 16        631,629        399,976          899,976          495,789          995,789
 17        689,909        426,861          926,861          535,051        1,035,051
 18        751,104        453,535          953,535          575,033        1,075,033
 19        815,358        479,922          979,922          615,639        1,115,639
 20        882,825        505,853        1,005,853          656,827        1,156,827
 25      1,274,261        618,153        1,118,153          866,939        1,366,939
 30      1,773,845        668,713        1,168,713        1,068,683        1,568,683

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.137%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       @ 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,134       $  522,134       $   24,760       $  524,760
  2          54,732           46,204          546,204           51,930          551,930
  3          84,168           72,325          572,325           81,654          581,654
  4         115,075          100,660          600,660          114,259          614,259
  5         147,528          131,397          631,397          149,968          649,968
  6         181,603          164,768          664,768          189,027          689,027
  7         217,382          201,000          701,000          231,845          731,845
  8         254,950          240,379          740,379          278,741          778,741
  9         294,397          283,193          783,193          330,058          830,058
 10         335,816          329,735          829,735          386,246          886,246
 11         379,305          380,319          880,319          447,799          947,799
 12         424,970          435,244          935,244          515,192        1,015,192
 13         472,917          494,818          994,818          588,949        1,088,949
 14         523,262          559,384        1,059,384          669,722        1,169,722
 15         576,124          629,329        1,129,329          758,154        1,258,154
 16         631,629          705,131        1,205,131          854,954        1,354,954
 17         689,909          787,312        1,287,312          690,977        1,460,977
 18         751,104          876,471        1,376,471        1,076,824        1,576,824
 19         815,358          973,249        1,473,249        1,203,361        1,703,361
 20         882,825        1,078,259        1,578,259        1,341,606        1,841,606
 25       1,274,261        1,748,676        2,248,676        2,248,691        2,748,691
 30       1,773,845        2,737,135        3,237,135        3,656,273        4,156,273

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value, cash surrender value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

           Underlying Funds Through:

           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
           MFS VARIABLE INSURANCE TRUST
           PUTNAM VARIABLE TRUST
           SCUDDER VARIABLE LIFE INVESTMENT FUND
           T. ROWE PRICE EQUITY SERIES, INC.
           T. ROWE PRICE FIXED INCOME SERIES, INC.


                               [PARAGON LOGO]
              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997
                                                                           50451
                                                                             Com

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest in the following corresponding investment company portfolios ("Funds"): (1) Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio, Index 500 Portfolio, Equity-Income Portfolio, and Contrafund Portfolio; (2) MFS Variable Insurance Trust--Emerging Growth Series; (3) Putnam Variable Trust--Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund and Putnam VT Voyager Fund; (4) Scudder Variable Life Investment Fund--Money Market Portfolio, and Class A Shares of International Portfolio; and (5) T. Rowe Price--New America Growth Portfolio, Personal Strategy Balanced Portfolio, and Limited-Term Bond Portfolio.

  A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the prospectus of each Fund.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For the underlying Funds.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The date of this prospectus is May 1, 1997.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Definitions..............................................................   3
Summary..................................................................   4
The Company and the Separate Account.....................................   9
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  31
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  35
Federal Tax Matters......................................................  36
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Financial Statements.....................................................  42
Appendix A............................................................... A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Life Insurance Fund, or two T. Rowe Price Funds, mutual funds in which the Separate Account's assets are invested. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is a part of the name.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. See "The Company and the Separate Account" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs or Corporate Programs, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio .69%, Index 500 Portfolio .28%, Equity-Income Portfolio .58%; and Contrafund Portfolio .74%; MFS Variable Insurance Trust--Emerging Growth Series 1.00%; Putnam

Variable Trust--Putnam VT High Yield Fund .76%, Putnam VT New Opportunities Fund .72%, Putnam VT U.S. Government and High Quality Bond Fund .69%, and Putnam VT Voyager Fund .63%; Scudder Variable Life Investment Fund--Money Market Portfolio .46%, and International Portfolio 1.05%; and T. Rowe Price-- New America Growth Portfolio .85%; Personal Strategy Balanced Portfolio .90%, and Limited-Term Bond Portfolio .70%. Fidelity Management & Research Company ("FMR") agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's total expenses would have been .43%. MFS has agreed to bear expenses for the Emerging Growth Series during the period. Without this reimbursement, the series' total expenses would have been 1.16%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans," page 21.) Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division of the Separate Account will invest in the following corresponding portfolios ("Funds") of the investment companies: (1) Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio, Index 500 Portfolio, Equity--Income Portfolio, and Contrafund Portfolio; (2) MFS Variable Insurance Trust--Emerging Growth Series; (3) Putnam Variable Trust--Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund and Putnam VT Voyager Fund; (4) Scudder Variable Life Investment Fund--Money Market Portfolio, and Class A Shares of International Portfolio; and (5) T. Rowe Price--New America Growth Portfolio, Personal Strategy Balanced Portfolio and Limited-Term Bond Portfolio. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

THE UNDERLYING FUNDS

  The Separate Account invests in shares of various investment management companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The following summarizes the investment policies of each Fund under the corresponding investment management company:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

  Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . Growth Portfolio

    The investment objective seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  . Equity-Income Portfolio

    The investment objective seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

  Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  .Index 500 Portfolio

    The investment objective seeks to provide investment results that correspond to the total return (i.e., the combination of capital change and income) of common stocks publicly traded in the United States as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

  . Contrafund Portfolio

    The investment objective seeks long-term capital appreciation by investing in companies that are undergoing positive changes but are currently unpopular, undervalued or overlooked by the market.

MFS VARIABLE INSURANCE TRUST

  MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

    The investment objective seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

PUTNAM VARIABLE TRUST

  Putnam Variable Trust ("Putnam VT") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Investment Management, Inc. ("Putnam Management") provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

    Seeks high current income and, consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a diversified portfolio which Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Putnam Variable Trust prospectus.

  . Putnam VT New Opportunities Fund

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT U.S. Government and High Quality Bond Fund

    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for Scudder VLI. Scudder, Stevens & Clark, Inc. ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

    The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

    The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. ROWE PRICE

  T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (collectively referred to as "TRP") are open-end management investment companies. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  .New America Growth Portfolio

    The investment objective seeks long-term growth of capital through investment in common stock of U.S. companies which operate in the service sector of the economy.

  .Personal Strategy Balanced Portfolio

    The investment objective seeks the highest total return consistent with an emphasis on both capital appreciation and income by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

  .Limited-Term Bond Portfolio

    The investment objective seeks a high level of current income consistent with modest price fluctuations by investing primarily in short-term and intermediate-term investment-grade debt securities.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully.

  Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the existing management investment companies or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the existing management investment companies, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Funds will always be available. The Funds sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy as of the Valuation Date received by the Company. Premiums will be deemed to be received on a Valuation Date when both supporting documentation necessary to enable the determination of the amount of premium per Policy and the cash premium have been received by the Company at its Home Office.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the

Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The

Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the

Policy--Postponement of Payments," page 30.) The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date: minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans.") The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account available with the Policy. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction"). If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.


  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, the Company deducts a charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account--the Underlying Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the

Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General

American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received zero commissions on the Policies during the years ended December 31, 1995, and December 31, 1996.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg.
section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

  Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

     NAME                                PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*
EXECUTIVE OFFICERS**

  Carl H. Anderson@        President and Chief Executive Officer since June,
                           1986, and Vice President, New Ventures, since June
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).

  Matthew K. Duffy         Vice President and Chief Financial Officer since
                           July, 1996. Formerly Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.

  E. Thomas Hughes, Jr.@   Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
   Insurance Company       Vice President--Group Pensions, GenAm January,
  700 Market Street        1990-October, 1994.
  St. Louis, MO 63101

  Matthew P. McCauley@     Vice President and General Counsel since 1984. Sec-
  General American Life    retary since August, 1981. Vice President and Asso-
   Insurance Company       ciate General Counsel, GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

  Craig K. Nordyke@        Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990-November, 1996; Second Vice President and Chief Actuary, May, 1987-August, 1990.

  George E. Phillips       Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice Presi-dent, Fortis, Inc. July, 1991-August, 1994. Vice
                           President, Mutual Benefit prior to July, 1991.

DIRECTORS***

  Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief Operat-ing Officer, GenAm, May, 1988-May, 1992.

  Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning Cor-
                           poration and Conning Asset Management Company since
                           January, 1997. Executive Vice President--Invest-ments, GenAm, February, 1991-January, 1997.

  Warren J. Winer          Executive Vice President--Group, GenAm, since Sep-
                           tember, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W F
                           Corroon, September, 1990-July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product Man-agement, GenAm, May, 1989- November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                           since May, 1993, Formerly, Executive Vice Presi-
                           dent--Reinsurance, GenAm, since January, 1990.
--------
*All positions listed are with the Company unless otherwise indicated.
**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
@Indicates Executive Officers who are also Directors.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by The Funds in which The Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1996) of .718%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.618%, 4.382%, and 10.382%, respectively. An expense reimbursement arrangement exists between the Company and Scudder VLI as part of the participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. No other expense reimbursement arrangement exists between the Company and the other investment Funds. FMR reimbursed expenses in 1996 for the Index 500 Portfolio. MFS reimbursed expenses in 1996 for the Emerging Growth Series.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.618%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,048           $500,000           $ 4,878           $500,000
  2          12,630             5,892            500,000             9,593            500,000
  3          19,423             8,491            500,000            14,183            500,000
  4          26,555            10,837            500,000            18,581            500,000
  5          34,045            12,905            500,000            22,800            500,000
  6          41,908            14,677            500,000            26,842            500,000
  7          50,165            16,124            500,000            30,713            500,000
  8          58,834            17,203            500,000            34,355            500,000
  9          67,937            17,879            500,000            37,836            500,000
 10          77,496            18,122            500,000            41,098            500,000
 11          87,532            17,921            500,000            44,087            500,000
 12          98,070            17,245            500,000            46,870            500,000
 13         109,134            16,088            500,000            49,395            500,000
 14         120,752            14,421            500,000            51,611            500,000
 15         132,951            12,187            500,000            53,523            500,000
 16         145,760             9,324            500,000            55,137            500,000
 17         159,209             5,719            500,000            56,399            500,000
 18         173,331             1,233            500,000            57,256            500,000
 19         188,159                 0                  0            57,718            500,000
 20         203,728                 0                  0            57,730            500,000
 25         294,060                 0                  0            48,140            500,000
 30         409,348                 0                  0             9,405            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.382%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,147           $500,000           $  5,038           $500,000
  2         112,630             6,275            500,000             10,209            500,000
  3          19,423             9,336            500,000             15,559            500,000
  4          26,555            12,316            500,000             21,024            500,000
  5          34,045            15,186            500,000             26,619            500,000
  6          41,908            17,919            500,000             32,354            500,000
  7          50,165            20,476            500,000             38,238            500,000
  8          58,834            22,804            500,000             44,218            500,000
  9          67,937            24,852            500,000             50,366            500,000
 10          77,496            26,575            500,000             56,631            500,000
 11          87,532            27,947            500,000             62,967            500,000
 12          98,070            28,915            500,000             69,440            500,000
 13         109,134            29,452            500,000             76,011            500,000
 14         120,752            29,505            500,000             82,635            500,000
 15         132,951            28,995            500,000             89,322            500,000
 16         145,760            27,826            500,000             96,085            500,000
 17         159,209            25,851            500,000            102,883            500,000
 18         173,331            22,888            500,000            109,674            500,000
 19         188,159            18,739            500,000            116,477            500,000
 20         203,728            13,191            500,000            123,252            500,000
 25         294,060                 0                  0            154,664            500,000
 30         409,348                 0                  0            172,819            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                 10.382%)
                             --------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      -------------------------------
            PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       -------           -------           --------           -------           --------
  1        $ 6,161           $ 3,245           $500,000           $ 5,194           $500,000
  2         12,630             6,666            500,000            10,839            500,000
  3         19,423            10,234            500,000            17,020            500,000
  4         26,555            13,957            500,000            23,724            500,000
  5         34,045            17,824            500,000            31,016            500,000
  6         41,908            21,833            500,000            38,963            500,000
  7         50,165            25,967            500,000            47,637            500,000
  8         58,834            30,199            500,000            57,061            500,000
  9         67,937            34,505            500,000            67,383            500,000
 10         77,496            38,866            500,000            78,646            500,000
 11         87,532            43,284            500,000            90,904            500,000
 12         98,070            47,742            500,000           104,334            500,000
 13        109,134            52,247            500,000           119,026            500,000
 14        120,752            56,786            500,000           135,083            500,000
 15        132,951            61,324            500,000           152,676            500,000
 16        145,760            65,815            500,000           172,002            500,000
 17        159,209            70,169            500,000           193,235            500,000
 18        173,331            74,266            500,000           216,584            500,000
 19        188,159            77,978            500,000           242,338            500,000
 20        203,728            81,168            500,000           270,787            500,000
 25        294,060            84,601            500,000           467,575            542,387
 30        409,348            36,278            500,000           792,751            848,244

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.618%)
                               --------------------------------------------------------------
                                   GUARANTEED*                        CURRENT**
                               ----------------------------     -----------------------------
                                CASH            DEATH             CASH            DEATH
 YR       PREM @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---      ------------         -------         --------         --------         --------
  1         $ 12,322           $ 8,806         $508,806         $ 10,643         $510,643
  2           25,261            17,300          517,300           21,019          521,019
  3           38,846            25,436          525,436           31,168          531,168
  4           53,111            33,211          533,211           41,023          541,023
  5           68,090            40,599          540,599           50,594          550,594
  6           83,817            47,583          547,583           59,886          559,886
  7          100,330            54,135          554,135           68,904          568,904
  8          117,669            60,215          560,215           77,586          577,586
  9          135,875            65,787          565,787           86,004          586,004
 10          154,992            70,826          570,826           94,096          594,096
 11          175,064            75,328          575,328          101,803          601,803
 12          196,140            79,265          579,265          109,196          609,196
 13          218,269            82,642          582,642          116,221          616,221
 14          241,505            85,438          585,438          122,819          622,819
 15          265,903            87,608          587,608          128,996          628,996
 16          291,521            89,105          589,105          134,760          634,760
 17          318,419            89,831          589,831          140,053          640,053
 18          346,663            89,676          589,676          144,816          644,816
 19          376,319            88,528          588,528          149,065          649,065
 20          407,457            86,292          586,292          152,742          652,742
 25          588,120            57,103          557,103          159,646          659,646
 30          818,697                 0                0          136,060          636,060

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.382%)
                     ------------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                     --------------------------------  --------------------------------
          PREM           CASH            DEATH             CASH            DEATH
 YR     @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---    --------     ------------     -------------    ------------     -------------
  1     $ 12,322     $      9,094         $509,094     $     10,990     $    510,990
  2       25,261           18,410          518,410           22,365          522,365
  3       38,846           27,908          527,908           34,177          534,177
  4       53,111           37,585          537,585           46,372          546,372
  5       68,090           47,416          547,416           58,973          558,973
  6       83,817           57,385          557,385           71,998          571,998
  7      100,330           67,461          567,461           85,466          585,466
  8      117,669           77,600          577,600           99,328          599,328
  9      135,875           87,762          587,762          113,670          613,670
 10      154,992           97,912          597,912          128,445          628,445
 11      175,064          108,036          608,036          143,605          643,605
 12      196,140          118,096          618,096          159,234          659,234
 13      218,269          128,085          628,085          175,292          675,292
 14      241,505          137,969          637,969          191,730          691,730
 15      265,903          147,687          647,687          208,565          708,565
 16      291,521          157,172          657,172          225,815          725,815
 17      318,419          166,304          666,304          243,430          743,430
 18      346,663          174,939          674,939          261,360          761,360
 19      376,319          182,927          682,927          279,625          779,625
 20      407,457          190,124          690,124          298,172          798,172
 25      588,120          210,470          710,470          392,110          892,110
 30      818,697          184,672          684,672          474,229          974,229

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.382%)
                     ------------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                     --------------------------------  --------------------------------
          PREM           CASH            DEATH             CASH            DEATH
 YR     @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---    --------     ------------     -------------    ------------     -------------
  1     $ 12,322     $      9,377     $    509,377     $     11,332     $    511,332
  2       25,261           19,545          519,545           23,740          523,740
  3       38,846           30,536          530,536           37,373          537,373
  4       53,111           42,422          542,422           52,283          552,283
  5       68,090           55,265          555,265           68,609          568,609
  6       83,817           69,140          569,140           86,497          586,497
  7      100,330           84,115          584,115          106,111          606,111
  8      117,669          100,255          600,255          127,559          527,559
  9      135,875          117,636          617,636          151,103          651,103
 10      154,992          136,350          636,350          176,889          676,889
 11      175,064          156,523          656,523          205,083          705,083
 12      196,140          178,268          678,268          236,002          736,002
 13      218,269          201,743          701,743          269,868          769,868
 14      241,505          227,097          727,097          306,918          806,918
 15      265,903          254,468          754,468          347,481          847,481
 16      291,521          284,002          784,002          391,924          891,924
 17      318,419          315,813          815,813          440,580          940,580
 18      346,663          350,004          850,004          493,818          993,818
 19      376,319          386,692          886,692          552,120        1,052,120
 20      407,457          426,017          926,017          615,945        1,115,945
 25      588,120          670,158        1,170,158        1,036,450        1,536,450
 30      818,697        1,012,317        1,512,317        1,686,648        2,186,648

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

      Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Scudder Commissioned Prospectus, consisting of 73 pages; Dean Witter Prospectus, consisting of 74 pages; Putnam Prospectus, consisting of 81 pages; MFS Prospectus, consisting of 80 pages; Multiple Manager Commissioned, consisting of 63 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. /1/

     (2)  Not applicable.

     (3)  (a) Form of Underwriting Agreement. /1/

          (b) Form of Selling Agreement. /1/

          (c) Commission Schedule for Scudder Commissioned Policy and Dean Witter Policy. /3/

          (d) Commission Schedule for Putnam Policy and MFS Policy. /1/

     (4)  Not applicable.

     (5)  (a) Form of Group Contract. /1/

          (b) Proposed Form of Individual Policy and Policy Riders. /3/

          (c) Proposed Form of Certificate and Certificate Riders.  /3/

     (6) (a) Amended Charter and Articles of Incorporation of the Company. /1/

          (b) By-Laws of the Company. /2/

     (7)  Not applicable.

     (8)  (a)   Form of Series Participation Agreement with Scudder
                Variable Life Investment Fund and Dean Witter
                Variable Investment Series /3/

          (b)   Form of Participation Agreement with Putnam
                Capital Manager Trust /4/

          (c)   Form of Participation Agreement with MFS Variable
                Insurance Trust /5/

     (9)  Not applicable.

     (10)     (a)    Form of Application for Group Contract. /1/

              (b)    Form of Application for Employee Insurance
                     (Guaranteed Issue) (Group Contract). /1/

              (c)    Form of Application for Employee Insurance
                     (Simplified Issue) (Group Contract). /1/

              (d)    Form of Application for Spouse Insurance
                     (Group Contract). /1/

              (e)    Form of Application for Employee Insurance
                     Guaranteed Issue (Individual Policy). /1/

              (f)    Form of Application for Employee Insurance
                     (Simplified Issue) (Individual Policy). /1/

              (g)    Form of Application for Spouse Insurance
                     (Individual Policy). /1/

              (h)    Form of Application for an Executive
                     Program. /1/

              (i)    Form of Application Supplement for Scudder
                     Commissioned Policy and Dean Witter Policy.
                     /3/

              (j)    Form of Application Supplement for Putnam
                     Policy. /4/

              (k)    Form of Application Supplement for MFS Policy. /5/

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. /1/

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above.

          (2)  See Exhibit 1(5).

          (3)  Opinion of Matthew P. McCauley, Esquire, General
               Counsel of Paragon Life Insurance Company. /1/

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5)  Not applicable.

4. The opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Vice President and Chief Actuary. /6/

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. /6/

6.   Written consent of Sutherland, Asbill & Brennan.  /6/

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. /1/

/1/ Incorporated by reference to the initial Registration Statement in File No. 33-58796.

/2/  Incorporated by reference to the Registration Statement in File No.
     33-67970.

/3/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement in File No. 33-58796.

/4/ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement in File No. 33-58796.

/5/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement in File No. 33-58796.

/6/  Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 17 day of April, 1997.



(Seal)                                        Paragon Life Insurance Company



Attest:  /s/                                By:  /s/
            -----------------------                 -----------------------
         Matthew P. McCauley,                    Carl H. Anderson, President
                 Secretary                       and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

Signature                         Title                                Date

/s/                                                                    4/17/97
--------------------
Carl H. Anderson
                            President and Director
                           (Chief Executive Officer)



/s/                                                                    4/17/97
--------------------
Matthew K. Duffy            Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)


--------------------
Warren J. Winer*            Director



--------------------
Richard A. Liddy*           Director

Signature                      Title                      Date


/s/
   ----------------------                                 4/17/97
Matthew P. McCauley          Vice President
                             General Counsel,
                             Secretary and Director

/s/
   ----------------------                                 4/17/97
Craig K. Nordyke             Director



-------------------------
Leonard M. Rubenstein*       Director



-------------------------
E. Thomas Hughes, Jr.*       Director and Treasurer



-------------------------
Bernard H. Wolzenski*        Director


-------------------------
A. Greig Woodring*           Director




By: /s/
       ----------------------                             4/17/97
    Craig K. Nordyke




*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.




33-58796

                                 EXHIBIT INDEX


Exhibit

4. Opinion and consent of Craig K. Nordyke, F.S.A, M.A.A.A., Executive Vice President and Chief Actuary

5. Written consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan.